[COMPANY LOGO APPEARS HERE]

Notice of Annual Meeting of Shareholders
to Be Held May 26, 2005

TO OUR SHAREHOLDERS:

                    You are cordially invited to attend the Annual Meeting of Shareholders of E*TRADE Financial Corporation (“E*TRADE” or the “Company”), which will be held at the Ritz Carlton Hotel, 1250 South Hayes Street, Arlington, Virginia, 22202, at 10 a.m. local time, for the following purposes:

1.	To elect four directors to the Board of Directors;

2.	To consider and vote upon a proposal to adopt the 2005 Equity Incentive Plan;

3.	To consider and vote upon a proposal to adopt the 2005 Executive Bonus Plan;

4.	To consider and vote upon a proposal to ratify the selection of Deloitte & Touche LLP as independent public accountants for the Company for 2005; and

5.	To act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

                    The Board of Directors has fixed the close of business on April 4, 2005 as the record date for determining those shareholders entitled to vote at the meeting.  The stock transfer books will not be closed between the record date and the date of the meeting.

                    All shareholders of record on April 4, 2005 are invited to attend the Annual Meeting.  No ticket is required for admission.  For security purposes, however, to gain admission to the Annual Meeting, you will be required to present identification containing a photograph and some indication that you are a shareholder.  Packages and bags may be inspected and they may have to be checked at the door.  In addition, other security measures may be used for the security of those attending the meeting.  Please plan accordingly.

                    Representation of at least a majority of all outstanding shares of Common Stock and Series A Preferred Stock of the Company, voting together as a single class, is required to constitute a quorum.  Accordingly, it is important that your shares be represented at the meeting.  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.  If you elected to receive the Annual Report and Proxy Statement electronically over the Internet, you will not receive a paper proxy card.  We encourage you to vote online, unless you cancel your enrollment.  If your shares are held in a bank or brokerage account and you did not elect to receive the materials through the Internet, you may still be eligible to vote your shares electronically.  Your proxy may be revoked at any time prior to the time that the polls close and the vote is tallied.

                    All shareholders are invited to attend the meeting.  Please read the proxy material carefully.  Your vote is important and the Company appreciates your cooperation in considering and acting on the matters presented.

Very truly yours,

/s/ GEORGE HAYTER

George Hayter
Chairman of the Board

April 22, 2005
New York, New York

Shareholders Should Read the Entire Proxy Statement Carefully
Prior to Returning Their Proxies

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS OF E*TRADE FINANCIAL CORPORATION

To Be Held May 26, 2005

                    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of E*TRADE Financial Corporation (“E*TRADE” or the “Company”) of proxies to be voted at the Annual Meeting of Shareholders, which will be held at the Ritz Carlton Hotel, 1250 South Hayes Street, Arlington, Virginia, on May 26, 2005 at 10 a.m. local time, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.  This Proxy Statement and the proxy card were first mailed to shareholders on or about April 22, 2005.  The principal executive offices of E*TRADE are located at 135 E. 57th Street, New York, New York 10022.

VOTING PROCEDURES - QUESTIONS AND ANSWERS

Who may vote and how many votes do I have?

                    Common and preferred shareholders of record at the close of business on April 4, 2005 (the “Record Date”) may vote.  On that date there were 369,054,810 outstanding shares of our Common Stock, $0.01 par value per share (the “Common Stock”), and one (1) share of Series A Preferred Stock, $0.01 par value per share (the “EGI Special Voting Share”).

                    All of the shares of the Company’s Common Stock are entitled to vote at the Annual Meeting.  Shareholders of record will have one vote for each share they hold on the matters to be voted on.

                    The EGI Special Voting Share is entitled to that number of votes equal to the number of Exchangeable Shares of EGI Canada Corporation (the “Exchangeable Shares”) outstanding on the record date, other than those Exchangeable Shares held by the Company or its affiliates.  The number of Exchangeable Shares outstanding as of the Record Date, excluding those shares held by the Company or its affiliates, is 1,300,301 and therefore the EGI Special Voting Share is entitled to 1,300,301 votes.  Voting rights under the EGI Special Voting Share will be exercised by Computershare Trust Company of Canada, as trustee for the holders of Exchangeable Shares, in accordance with the instructions duly received from the holders of the Exchangeable Shares.  If no instructions are received, those voting rights will not be exercised.

How do proxies work?

                    The Board of Directors is asking for your proxy.  By giving the persons named your proxy, you authorize them to vote your shares at the meeting in the manner you direct. You may vote for all, some or none of our director nominees and you may choose to vote your shares or to withhold your shares with respect to the other matters we are submitting to a vote of our shareholders.  If you sign and return the enclosed proxy card but do not specify how to vote, the persons named as proxies will vote your shares FOR the election of directors as described in “Proposal 1 – Election of Directors”, FOR approval of the 2005 Equity Incentive Plan as described in “Proposal 2 – Approval of 2005 Equity Incentive Plan”, FOR the approval of the 2005 Executive Bonus Plan as described in “Proposal 3 – Approval of 2005 Executive Bonus Plan”, and FOR ratification of the selection of accountants as described in “Proposal 4 – Ratification of Selection of Independent Public Accountants.”

How do I vote?

                    You may vote in person by attending the meeting or by proxy. If you are a shareholder of record, you may vote by proxy through the Internet, by telephone or by mail. You may follow the instructions on the proxy card or the instructions below for voting by one of these methods.

                    To vote through the Internet, please visit www.ProxyVote.com web site before 11:59 p.m. ET on May 25, 2005.  The Internet voting procedures are designed to authenticate the shareholder’s identity and to allow shareholders to vote their shares and confirm that their instructions have been properly recorded.  If you would like to receive future shareholder materials electronically, please enroll after you complete your voting process on www.ProxyVote.com.

                    Electronic voting is not available for the holders of the Exchangeable Shares.  If you are a holder of Exchangeable Shares, please follow the voting instructions provided with your shareholder materials.

                    Please help us save time and postage costs by voting through the Internet or by telephone. If your shares are held in “street name” by a broker or other nominee, you will receive instructions from the holder of record that you must follow in order to vote your shares. Whether you plan to attend the meeting or not, we encourage you to vote by proxy as soon as possible.

What does it mean if I receive more than one proxy card?

                    You may receive more than one proxy card depending on how you hold your shares. You will receive a proxy card for shares registered in your name. If you hold shares through someone else, such as a bank or broker, you may also receive material from them asking how you want to vote. If your shares are registered differently and are in more than one account, you will receive more than one proxy card. We encourage you to have all accounts registered in the same name and address whenever possible.

Can I change my vote?

                    You can revoke your proxy before the time of voting at the meeting in several ways (the revocation has to be received before the meeting to be counted):

• by mailing a revised proxy dated later than the prior proxy
• by voting again at the Internet Web site

•   by notifying our Corporate Secretary in writing that you are revoking your proxy.  Our Corporate Secretary is Russell Elmer and he may be reached at our principal corporate offices located at 135 E. 57th Street, New York, New York 10022.

You can also revoke your proxy by voting in person at the meeting.

Who can attend the annual meeting?

                    Only shareholders of record on April 4, 2005 or their duly appointed proxies and our guests may attend the meeting.  Please bring some proof of share ownership with you to the meeting.  A bank or brokerage account statement showing you owned Common Stock on April 4, 2005 is acceptable proof.

What constitutes a “quorum” for the meeting?

                    A quorum is necessary to conduct business at the meeting. A quorum requires the presence of a majority of the outstanding shares entitled to vote, in person or represented by proxy.  You will be counted toward the quorum requirement if you have voted by proxy.

                    Abstentions, broker non-votes and votes withheld from director nominees count as “shares present” at the meeting for purposes of determining a quorum. However, abstentions and broker non-votes do not count in the voting results. A broker non-vote occurs when a broker or other nominee who holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the owner of the shares.

How many votes are needed?

                    Director nominees receiving the most votes will be elected.  Approval of any other item being considered requires a majority of the votes cast.

                    ADP Investor Communications Services, our independent proxy tabulator, will count the votes and act as the inspector of election for the meeting.

Who pays for the solicitation of proxies?

                    The Company pays the cost of soliciting proxies. We retained Innisfree M&A Incorporated to assist with the solicitation for an estimated fee of $12,000 plus reasonable out-of-pocket expenses.  We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to shareholders and obtaining their votes.  In addition to solicitation by mail, proxies may be solicited personally, or by telephone or electronic media by our regular employees.

PROPOSAL 1

ELECTION OF DIRECTORS

                    Four directors are currently standing for election or re-election to the E*TRADE Board of Directors (the “Board”).  The members of the Board are grouped into three classes.  One class is elected at each Annual Meeting of Shareholders, to hold office for a term beginning on the date of the election and ending on the date of the third annual meeting of shareholders following the beginning of the term.  New members are assigned to classes upon initial appointment so that the size of each class is as nearly equal as possible.  In the event of a vacancy or addition of members to the Board, the Company’s Bylaws provide that the Board has the authority to appoint a new member to fill the position.  Further, the Company’s Bylaws provide that the number of directors shall be set by the Board, and that the number shall be no fewer than six and no greater than twelve, with the exact number to be determined by the Board from time to time.  William A. Porter, founder of the Company and a director since 1982, is not standing for election as a director following the expiration of his term this year.  Mr. Porter will continue to act as an advisor to the Board as its Chairman Emeritus.  Effective April 15, 2005, the Board appointed Stephen H. Willard as a new member of the Board, assigned to Class I of the Board.  With that appointment, the Board approved a temporary increase in the number of members of the Board from ten to eleven, providing that upon the expiration of Mr. Porter’s term, the number of approved members of the Board would be reduced to ten.

                    The nominees for the Board are set forth below. In the absence of contrary instructions, the proxy holders intend to vote all proxies received by them in the accompanying form FOR the nominees for director listed below.  In the event that any nominee is unable to or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the present Board to fill the vacancy.  In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below.  As of the date of this Proxy Statement, the Board is not aware that any nominee is unable or will decline to serve as a director.

Nominees to Board of Directors

Name	Principal Occupation	Director Since	If Elected, Class and Year of Annual Shareholder Meeting At Which Director Will Next Stand for Election	Age

Daryl G. Brewster	Group Vice President and President, Snacks and Cereal, Kraft Foods, Inc.	2004	Class I 2008	47
Mitchell H. Caplan	Chief Executive Officer, E*TRADE Financial Corporation	2003	Class I 2008	47
C. Cathleen Raffaeli	Chief Executive Officer and President, Cardean Learning Group	2003	Class I 2008	48
Stephen H. Willard	Executive Vice President, Chief Financial Officer and General Counsel, Flamel Technologies S.A.	2005	Class I 2008	44

                    Daryl G. Brewster has been a director of the Company since October 2004.  Mr. Brewster is currently the Group Vice President and President, Snacks and Cereal, of Kraft Foods, Inc.  In this role Mr. Brewster leads Kraft’s North American Biscuit business of cookies, crackers, snacks and cereal. He began with Nabisco (which was acquired by Kraft in 2000) in February 1996.  Previously Mr. Brewster was the President of Kraft’s Canada, Mexico, and Puerto Rico operations.  Prior to that, he served as President of Nabisco’s North American Biscuits business, after serving as President of the Planters and Specialty Products Companies.  Prior to joining Nabisco, he served as Managing Director, Campbell’s Grocery Products Ltd. – UK; Vice-President, Campbell’s Global Strategy and International Marketing and Business Director, Campbell’s U.S. Soup.  Mr. Brewster received a bachelor of arts degree from the University of Virginia and a master of business administration degree from the University of North Carolina, Chapel Hill.  Mr. Brewster is a member of the Compensation Committee.

                    Mitchell H. Caplan has been the Chief Executive Officer and a director of the Company since January 2003.  He is also the chairman of the board of ETB Holdings, Inc. (the holding company for E*TRADE Bank) and E*TRADE Bank and a Trustee of the E*TRADE Funds.  Mr. Caplan previously served as vice chairman of the board of directors, president and chief executive officer of Telebanc Financial Corporation and Telebank, a federally chartered savings bank, which were purchased by the Company and ultimately renamed ETB Holdings, Inc. and E*TRADE Bank, respectively.  Mr. Caplan received a bachelor of arts degree from Brandeis University and a juris doctorate and a master of business administration degree from Emory University.  Mr. Caplan is not a member of any of the committees of the Board.

                    C. Cathleen Raffaeli has been a director of the Company since April 2003.  Ms. Raffaeli is the Chief Executive Officer and President of Cardean Learning Group (formerly Unext, Inc.), a privately held company that develops and delivers innovative online education using advances in cognitive science and technology.  Prior to 2004, she was a managing partner of The Hamilton White Group, LLC, an advisory group providing support for strategic partnering, business development, and sales and marketing strategy to companies in financial services growth markets.  Ms. Raffaeli serves as a director of American Home Mortgage Holdings, Inc.   Ms. Raffaeli received a bachelor of science degree from the University of Baltimore and a master of business administration degree from New York University.  Ms. Raffaeli is the chair of the Compensation Committee.

                    Stephen H. Willard has been a director of the Company since April 2005.  Mr. Willard is the Executive Vice President, Chief Financial Officer and General Counsel of Flamel Technologies S.A. (“Flamel Technologies”).  Flamel Technologies is a biopharmaceutical company which is principally engaged in the development and distribution of drug delivery technologies.  Flamel Technologies’ principal place of business is in France and its stock is publicly traded in the United States.  Immediately prior to joining Flamel Technologies in August 2000, Mr. Willard was employed as a vice president of Biovail Corporation.  Mr. Willard previously served as Associate Director of Resolutions of the Federal Deposit Insurance Corporation (“FDIC”), where he was responsible for management and resolution of troubled banks with assets in excess of $1 billion.  He served at the FDIC for three years and had extensive interactions with all bank regulatory agencies. He has also worked as an investment banker and as an attorney in private practice.  Mr. Willard serves on the board of directors of Flamel Technologies.  From June 2000 until joining the Company’s Board, Mr. Willard served as an independent member of the board of directors of ETB Holdings, Inc. and E*TRADE Bank.  Mr. Willard received a bachelor of arts degree from Williams College and a juris doctorate from Yale Law School.  Mr. Willard is a member of the Audit Committee.

Directors Not Standing for Election

                    The members of the Board of Directors who are not standing for election at this year’s Annual Meeting are set forth below.

Name	Principal Occupation	Director Since	Class and Year of Annual Shareholder Meeting at Which Term Will Expire	Age

Ronald D. Fisher	Vice-Chairman, SOFTBANK Holdings, Inc.	2000	Class II 2007	57
George A. Hayter	Partner, George Hayter Associates	1995	Class II 2007	66
Michael K. Parks	Managing Director, Leveraged Finance Group, Trust Company of the West	2003	Class III 2006	45
Lewis E. Randall	Private Investor	1982	Class III 2006	63
Lester C. Thurow	Professor of Management and Economics, Massachusetts Institute of Technology	1996	Class III 2006	66
Donna L. Weaver	Chairman, MxSecure, Inc.	2003	Class II 2007	61

                    Ronald D. Fisher  has been a director of the Company since October 2000.   Mr. Fisher is vice-chairman of SOFTBANK Holdings, Inc. (“SOFTBANK”), where he oversees all of SOFTBANK’s activities outside of Asia, and a managing partner of SOFTBANK Capital.  He joined SOFTBANK in October of 1995.  Mr. Fisher serves as a director of SOFTANK Corporation, Japan; GSI Commerce, a publicly-traded developer and operator of e-commerce businesses; and Vie Financial Group, a publicly-traded company providing electronic trading services to institutional investors and broker-dealers.  Mr. Fisher received a bachelor of commerce degree from the University of Witwatersrand, South Africa and master of business administration from Columbia University.  Mr. Fisher is a member of the Compensation Committee.

                    George A. Hayter has been a director of the Company since December 1995 and Chairman of the Board since 2003.  Mr. Hayter has been a partner of George Hayter Associates, a consulting firm, since 1990, providing guidance to emerging stock exchanges.  From 1976 to 1990, he served with the London Stock Exchange, with responsibility for information and trading systems.  Mr. Hayter serves as a director of Surfcontrol, PLC, a London Stock Exchange listed specialist software provider; and Quester VCT-3, a London listed venture capital trust. He received a master of arts in natural sciences from Queens’ College, Cambridge, England.  Mr. Hayter is the Chairman of the Board and a member of the Nominating and Corporate Governance Committee.

                    Michael K. Parks has been a director of the Company since April 2003.  Mr. Parks is a Managing Director, Leveraged Finance Group, of Trust Company of the West.  From 1993 to 2000, he held various executive level positions at Aurora National Life Assurance Company (“Aurora”), a privately owned life insurance company, holding the positions of chief executive officer, president and chief investment officer from 1996 to 2000.  From 1981 to 1992, he held various positions at Salomon Brothers Inc., including the position of director, financial buyers/leveraged finance from 1990 to 1992.  Mr. Parks also serves as a director of El Paso Electric Company, a publicly traded company; and Aurora.  Mr. Parks received a bachelor of arts degree from Haverford College.  Mr. Parks is the chair of the Audit Committee and a member of the Compensation Committee.

                    Lewis E. Randall has been a director of the Company since 1982.  Mr. Randall is a private investor with significant prior management and director experience in the technology industry.  Since 2002, he has been a director of the Cato Institute in Washington, D.C.  Mr. Randall received a bachelor of arts degree from Harvard University.  Mr. Randall is the chair of the Nominating and Corporate Governance Committee and a member of the Audit Committee.

                    Lester C. Thurow, Ph.D. has been a director of the Company since April 1996.  Dr. Thurow has been a Professor of Management and Economics at Massachusetts Institute of Technology (“MIT”) since 1968.  From 1987 to 1993, he served as Dean of MIT’s Sloan School of Management.  Dr. Thurow serves as a director of Analog Devices, Inc., a publicly traded semiconductor and software company; and Grupo Casa Autry, a publicly traded wholesale distributor of pharmaceuticals.  Dr. Thurow received a bachelor of arts degree in economics from Williams College, a master of arts degree from Oxford University and a Ph.D. from Harvard University.  Dr. Thurow is a member of the Audit Committee and the Nominating and Corporate Governance Committee.

                    Donna L. Weaver has been a director of the Company since April 2003.  Ms. Weaver is the chairman of MxSecure, Inc., an internet based healthcare technology company. Ms. Weaver was founder and chairman of Weaver, Field & London, Inc., an investor relations and corporate communications firm, from 1985 through 2000. Ms. Weaver has served as a director on several boards, including Hancock Fabrics, Inc., where she currently serves as a member of its audit committee.  A Certified Management Accountant, Ms. Weaver received a bachelor of arts degree from the University of Arizona and a master of business administration from the Stanford Graduate School of Business.  Ms. Weaver is a member of the Audit Committee and the Nominating and Corporate Governance Committee.

BOARD MEETINGS AND COMMITTEES

                    The Board of Directors of the Company (the “Board”) held a total of fourteen meetings during 2004 and acted once by written consent.  Each director, other than Ronald Fisher, attended at least 75% of the aggregate of the total number of meetings of (i) the Board and (ii) the committees of the Board on which he or she served.  Mr. Fisher attended 64% of the Board’s meetings, and for each meeting that he was unable to attend (which were primarily special meetings scheduled with shorter notice), received a full briefing following the meeting and provided input as to the subject matter of the meeting.  To date in 2005, Mr. Fisher has attended 100% of the meetings of the Board and the committee on which he serves.  Our non-employee directors meet in executive session without management at each regularly scheduled Board meeting.  The Chairman of the Board, George Hayter, leads these meetings.  Communications to the Board, the Chairman of the Board, the non-management directors or any other director may be sent to: E*TRADE Financial Corporation, 135 E. 57th St., 31st Floor, New York, New York 10022, Attention: Russell Elmer, Corporate Secretary.  We do not have a formal policy regarding director attendance at our annual shareholder meeting, and two of our ten directors attended the 2004 Annual Meeting of Shareholders.

                    During 2004, the Board had an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee.  In addition, the Board established an Ad Hoc Pricing Committee to review and approve the terms and conditions of the Company’s subordinated debt issuance of June 8, 2004.  Each member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee meets the independence requirements of the New York Stock Exchange.  The charters of each of these committees, as well as our Code of Professional Conduct and Corporate Governance Guidelines, are available on our website at www.etrade.com.  You may also request a copy of each of these documents free of charge by writing to E*TRADE Financial Corporation, 135 E. 57th St., 31st Floor, New York, New York 10022, Attention: Russell Elmer, Corporate Secretary.  We intend to post on our website any amendments to our Code of Professional Conduct, as well as any waivers from the Code of Professional Conduct for directors or executive officers (including our chief accounting officer and controller and anyone else performing similar functions) within five business days of the date of any amendment or waiver.  The information on our website is not a part of this Proxy Statement.   The committees of the Board, their members during 2004, their primary responsibilities and the number of times the committees met or took action by way of written consent during 2004 are described below.

Committee	Members During 2004	Primary Responsibilities	Number of Meetings (including actions by written consent)

Audit Committee (1)(2)	Michael K. Parks (Chair) Lewis E. Randall Lester C. Thurow Donna L. Weaver

Reviews the results of the Company’s annual audits and quarterly reviews and meets with the Company’s independent accountants to review the Company’s internal controls and financial management practices.  See the Audit Committee Charter attached as Appendix A hereto.

18 – 17 meetings and 1 action by written consent

Compensation Committee (3)	C. Cathleen Raffaeli (Chair) Michael K. Parks Donna L. Weaver

Recommends to the Board of Directors the compensation arrangements for the Company’s senior executives and administers the 1996 Stock Incentive Plan and the 1996 and 2002 Stock Purchase Plans.  This Committee also reviews the performance of the CEO and the members of the Company’s senior management team at least annually.

12 – 11 meetings and 1 action by written consent

Committee	Members During 2004	Primary Responsibilities	Number of Meetings (including actions by written consent)

Nominating and Corporate Governance Committee (4)	Lewis E. Randall (Chair) George A. Hayter C. Cathleen Raffaeli Lester C. Thurow

Oversees the Company’s corporate governance practices to ensure that the Board and the Company’s senior management teams act in conformity with the standards of good corporate governance.  This Committee also leads any search for new board members.

5 – 5 meetings and no actions by written consent

Ad Hoc Pricing Committee	Michael K. Parks (Chair) Lewis E. Randall Lester C. Thurow Donna L. Weaver	Ad hoc committee created to review and approve terms of senior notes issued on or about June 8, 2004	1 – 1 meeting and no actions by written consent

(1)

During all of 2004 and until April 15, 2005, the members of the Audit Committee were Michael Parks (Chair), Lewis Randall, Lester Thurow and Donna Weaver.  Effective April 15, 2005, Stephen Willard was added to the Board and to the committee.

(2)

The Board has determined that each of Mr. Parks and Mr. Willard is an “audit committee financial expert” within the meaning of applicable regulations under the Securities Exchange Act.  No member of the Audit Committee serves on the audit committees of more than three public companies.

(3)

During all of 2004 and until February 17, 2005, the members of the Compensation Committee were Cathleen Raffaeli (Chair), Michael Parks and Donna Weaver.  Effective February 17, 2005, Daryl Brewster and Ronald Fisher were added to the committee and Donna Weaver resigned from the committee.

(4)

During all of 2004 and until February 17, 2005, the members of the Nominating and Corporate Governance Committee were Lewis Randall (Chair), George Hayter, Cathleen Raffaeli and Lester Thurow.  Effective February 17, 2005, Donna Weaver was added to the committee and Cathleen Raffaeli resigned from the committee.

Director Independence

                    The Board has adopted categorical standards to assist in its evaluation of the independence of directors.  The categorical standards describe various types of relationships that could exist between a Board member and the Company and sets thresholds at which such relationships would be deemed to be material in the determination of a director’s independence.  Although any director who meets the independence criteria of the New York Stock Exchange and the Board’s own categorical standards (as well as Rule 10A-3(b) of the Securities Exchange Act in the case of Audit Committee members) will be presumed to be independent, the Board may make a decision to the contrary based on its review of any other relevant factors.  The Board’s categorical standards are included as Annex A to our Corporate Governance Guidelines.

                    Applying these categorical standards and the independence criteria of the New York Stock Exchange, the Board has determined that all of its directors are independent, except for Mitchell Caplan.  As a result, the Board has also determined that each member of the Company’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee is independent.  Further, the Company has not made any charitable contributions in excess of the greater of $1 million or 2% of the charitable organization’s consolidated gross revenues within the preceding three years to any charitable organization in which a director of the Company serves as an executive officer.

Identifying and Evaluating Director Nominees

                    The Nominating and Corporate Governance Committee uses various methods to identify director nominees.  The Nominating and Corporate Governance Committee regularly assesses the appropriate size and composition of the Board and the particular needs of the Board based on whether any vacancies are expected due to retirement or otherwise.  Candidates may come to the attention of the Nominating and Corporate Governance Committee through current Board members, professional search firms, shareholders or other parties.  The Company has retained a professional search firm, Christian & Timbers, to assist in its search efforts by assisting in the identification of candidates, performing background research and coordinating the interview process.  All candidates are evaluated based on a review of the individual’s qualifications, skills, independence and expertise, including the criteria included in our Corporate Governance Guidelines.

Nominations by Shareholders

                    The Nominating and Corporate Governance Committee will consider director candidates submitted by any shareholder who has continuously held at least 5% of our voting securities (either directly or as part of a group) for at least one year and is not a competitor.  Such recommendations must be mailed to: 135 E. 57th Street, New York, New York  10022, Attention: Russell Elmer, Corporate Secretary.  Such recommendations should be accompanied by (i) evidence of the shareholder’s stock ownership over the last year, (ii) a statement that the shareholder is not a competitor of the Company, (iii) a resume and contact information for the director candidate, as well as a description of the candidate’s qualifications, and (iv) a statement whether the candidate has expressed interest in serving as a director.  The Nominating and Corporate Governance Committee follows the same process and uses the same criteria for evaluating candidates proposed by shareholders as it does for candidates proposed by other parties.  The Nominating and Corporate Governance Committee will consider such candidacy and will advise the recommending shareholder of its final decision.

DIRECTOR REMUNERATION

Fees Paid to Directors Other Than Chairman of the Board

                    During 2004, our non-employee directors received fees according to the following schedule:

Annual Board Retainer	$25,000.00
Each Board Meeting Attended	$2,500.00
Each Committee Meeting Attended as Chairperson	$1,500.00
Each Committee Meeting Attended as Member	$1,000.00

                    In addition to the above amounts, all directors receive reimbursement for reasonable out-of-pocket expenses incurred in connection with meetings of the Board.  Mitchell Caplan, the only director who is employed by the Company, receives no compensation for services rendered as a director.

Fees Paid to Chairman of the Board

                    The responsibilities and time requirements for the Chairman of the Board are significant.  In addition to his regular duties, the Chairman has led extensive changes to the corporate governance practices of the Board and ongoing monitoring of those practices to ensure their effectiveness.  In addition, the Chairman is invited to participate in all meetings of the Board’s various committees.  In 2004, there were 51 meetings and actions by written consent of the Board and its committees; the Chairman participated in 39 of the meetings and actions by written consent.  For these reasons, the Board established a remuneration package for the Chairman that is more extensive than for other Board members.  For 2003 and 2004, the Chairman received an annual retainer of $250,000 (with no additional payments for attending any Board or committee meeting), an annual grant of restricted stock with a market value of approximately $100,000, and continued participation in the Automatic Option Grant Program discussed below.  The restricted stock will vest quarterly over a two year period, but vesting will accelerate in the event of certain changes in the ownership or control of the Company or in the event that the Chairman is replaced in his position.  The Board established this compensation structure in 2003 when the position of Chairman was separated from the position of CEO.  For 2004, the Board reviewed the compensation structure and determined that it continues to be appropriate.  The Board will regularly review the compensation structure to ensure it remains appropriate for the responsibilities and time requirements.

Equity Compensation for Directors

                    In addition to the fees described above, each non-employee director also receives stock options pursuant to the automatic option grant provisions of the Company’s shareholder-approved 1996 Stock Incentive Plan (the “1996 Plan”).  Under the Automatic Option Grant Program as it was in effect under the 1996 Plan prior to January 1, 2005, each director who has been serving as a Board member for at least six months and who continues to serve as a non-employee Board member (whether or not that individual is standing for re-election to the Board at the Annual Shareholders Meeting) automatically receives an option grant as of the date of each Annual Shareholders Meeting to purchase 20,000 shares of Common Stock.  The exercise price for these options is set at the fair market value of the Company’s Common Stock on the date of grant.  Accordingly, at the Annual Shareholders Meeting held on May 27, 2004, each of the Board members, other than Mitchell Caplan, received an option grant under the Automatic Option Grant Program for 20,000 shares of Common Stock at an exercise price of $11.25 per share.  Each automatic option grant has a term of 10 years, subject to earlier termination following the optionee’s cessation of Board service, and is immediately exercisable for all the option shares.  However, any shares purchased upon exercise of the option are subject to repurchase by the Company, at the option exercise price paid per share, should the optionee cease to serve on the Board prior to the two year anniversary of the date of the grant.  Each outstanding option vests immediately upon (i) certain changes in the ownership or control of the Company, or (ii) the death or disability of the optionee while serving as a Board member.

                    On July 26, 2000, the plan administrator for the 1996 Plan activated the Director Fee Option Grant Program.  Under this program, each non-employee Board member has the opportunity to apply all or a portion of any annual retainer fee otherwise payable in cash to the acquisition of a below-market option grant.  The options are exercisable at a price per share equal to one-third of the fair market value of the option shares on the date of grant.  As a result, the total spread on the option shares at the time of grant (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) is equal to the amount of the director’s fee invested in that option.  The option vests and becomes exercisable in a series of twelve equal monthly installments over the calendar year for which the director’s fee is to be paid and is subject to full and immediate vesting upon certain changes in the ownership or control of the Company.  The shares subject to each option under the Director Fee Option Grant Program immediately vest upon (i) an acquisition of the Company by merger or asset sale, or (ii) the successful completion of a tender offer for more than 50% of the Company’s outstanding voting stock, or (iii) a change in the majority of the Board effected through one or more contested elections for Board membership.  During 2004, the following Board members elected to participate in the Director Fee Option Grant Program and were each granted options to purchase the number of shares of Common Stock of the Company listed following their names:  Messrs. Fisher (2,939 shares), Hayter (14,695 shares), Parks (2,939 shares) and Messes. Raffaeli (2,939 shares) and Weaver (2,939 shares).  These option grants were made on January 2, 2004 and the exercise price was $4.2529 per share.  In light of recent modifications to rules regarding expensing of stock options and deferred compensation arrangements, no directors were offered the opportunity to participate in the Director Fee Option Grant Program for 2005.

Policy of Equity Ownership for Board of Directors

                    The Board believes that the interests of Board members are more closely aligned with the interests of the Company’s shareholders when Board members have significant equity holdings in the Company’s Common Stock.  To help ensure that the Board members maintain their interests in close alignment with those of our shareholders, in 2002 the Board adopted a policy pursuant to which all members of the Board are expected to be the beneficial owners of shares of the Company’s Common Stock with a market value equivalent to at least two years’ annual retainer fees.  New members of the Board, as well as any other member whose holdings do not meet this level, are provided two full years in which to obtain holdings at the expected level.

                    The Board of Directors unanimously recommends that shareholders vote FOR election of all of the above nominees as directors.

PROPOSAL 2

APPROVAL OF 2005 EQUITY INCENTIVE PLAN

                    At the Annual Meeting, the shareholders will be asked to approve the Company’s 2005 Equity Incentive Plan (the “2005 Plan”).  The Board adopted the 2005 Plan on April 15, 2005, subject to its approval by shareholders.  The 2005 Plan is intended to replace our 1996 Stock Incentive Plan (the “Prior Plan”).  If the shareholders approve the 2005 Plan, it will become effective on the day of the Annual Meeting, and no further awards will be granted under the Prior Plan, which will be terminated.

                    We operate in a challenging marketplace in which our success depends to a great extent on our ability to attract and retain employees of the highest caliber.  The Board believes that the Company must offer a competitive equity incentive program if it is to successfully attract and retain the best possible candidates for positions of responsibility.  The 2005 Plan provides the Board’s Compensation Committee with a range of incentive tools and sufficient flexibility to permit it to make the most effective use of the shares our shareholders authorize for incentive purposes.

                    The 2005 Plan is also designed to preserve our ability to deduct in full, for federal income tax purposes, the compensation recognized by certain executive officers in connection with certain awards granted under the 2005 Plan.  Section 162(m) of the Internal Revenue Code generally denies a corporate tax deduction for annual compensation exceeding $1 million paid by a publicly held company to its chief executive officer or to any of its four other most highly compensated officers.  However, compensation that is deemed to be “performance-based” under Section 162(m) is generally excluded from this limit.  To enable compensation received in connection with stock options, stock appreciation rights, certain stock awards and restricted stock unit awards, performance share and performance unit awards, and certain other stock-based or cash-based awards granted under the 2005 Plan to qualify as “performance-based” within the meaning of Section 162(m), the shareholders are being asked to approve certain material terms of the 2005 Plan.  By approving the 2005 Plan, the shareholders will be approving, among other things:

•	the eligibility requirements for participation in the 2005 Plan;

•

the performance measures upon which the grant or vesting of awards of performance shares, performance units and certain stock awards, restricted stock units and other stock-based or cash-based awards may be based;

•

the maximum numbers of shares for which stock options, stock appreciation rights, stock awards, restricted stock unit awards, performance share awards, performance unit awards and other stock-based awards intended to qualify as a performance-based award may be granted to an employee in any fiscal year; and

•	the maximum dollar amount for which a performance unit or cash-based award intended to qualify as a performance-based award may be granted to an employee in any fiscal year.

                    While we believe that compensation in connection with such awards under the 2005 Plan generally will be deductible by the Company for federal income tax purposes, under certain circumstances, such as a change in control of the Company, compensation paid in settlement of certain awards may not qualify as “performance-based.” The Board of Directors believes that the 2005 Plan will serve a critical role in attracting and retaining the high caliber employees, directors and consultants essential to our success and in motivating these individuals to strive to meet our goals.  Therefore, our Board urges you to vote to approve the adoption of the 2005 Plan.

Summary of the 2005 Plan

                    The following summary of the 2005 Plan is qualified in its entirety by the specific language of the 2005 Plan.  You may also request a copy of the Plan Document by writing to E*TRADE Financial Corporation, 135 E. 57th St., 31st Floor, New York, New York 10022, Attention: Russell Elmer, Corporate Secretary.  The text of the Plan Document is also available on the website of the Securities and Exchange Commission at www.sec.gov.

                    General.  The purpose of the 2005 Plan is to advance the interests of the Company by providing a means through which the Company may attract and retain able employees, directors and consultants upon whom responsibility for the success of the Company rests and to provide them with a proprietary interest in the development and financial success of the Company that will encourage them to devote their best efforts to the business of the Company.  These incentives may be provided under the 2005 Plan through the grant of stock options, stock appreciation rights, stock awards (stock purchase rights and stock bonuses), restricted stock units, performance shares, performance units, other stock-based awards and cash-based awards.

                    Authorized Shares.  If the 2005 Plan is approved by the shareholders, the Prior Plan will be terminated, and the maximum aggregate total of shares of stock that may be issued under the 2005 Plan will be equal to the lesser of (1) the number of shares of stock remaining available for grant under the Prior Plan on the date of the Annual Meeting or (2) 42,000,000 shares.  The number of shares authorized for issuance under the 2005 Plan will be increased by up to an additional 39,000,000 shares from the following sources: (1) shares subject to options or other awards outstanding under the Prior Plan as of the date of the Annual Meeting which expire or otherwise terminate for any reason without having been exercised or settled in full, and (2) shares acquired under the Prior Plan subject to forfeiture or repurchase at the participant’s purchase price which are forfeited to or repurchased by the Company on or after the date of the Annual Meeting.  Shares issued under the 2005 Plan may be authorized but unissued or reacquired shares of common stock of the Company.

                    Share Accounting and Adjustments.  If any award granted under the 2005 Plan expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase for not more than the participant’s original purchase price are forfeited or repurchased by the Company, any such shares reacquired or subject to a terminated award will again become available for issuance under the 2005 Plan.  Shares will not be treated as having been issued under the 2005 Plan and will therefore not reduce the number of shares available for grant to the extent an award other than an option or stock appreciation right is settled in cash. Shares withheld or reacquired by the Company in satisfaction of a tax withholding obligation will not again become available under the 2005 Plan.  The number of shares available under the 2005 Plan will be reduced upon the exercise of a stock appreciation right by the gross number of shares for which the award is exercised.  If shares are tendered in payment of the exercise price of an option, or the option is exercised by means of a net-exercise procedure, the number of shares available under the 2005 Plan will be reduced by the gross number of shares for which the option is exercised.  The Compensation Committee of the Board of Directors, in its discretion and to prevent dilution or enlargement of participants’ rights under the 2005 Plan, will adjust the number of shares authorized under the 2005 Plan, the numerical limits on awards described below, the maximum numbers of shares for which non-employee director options may be granted and the number and kind of shares and exercise price subject to outstanding awards in the event of any change in our Common Stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution to our shareholders in a form other than Common Stock (excluding normal cash dividends) that has a material effect on the fair market value of our Common Stock.  In such circumstances, the Compensation Committee also has the discretion under the 2005 Plan to adjust the terms of outstanding awards as it deems appropriate.  Without affecting the number of shares available for grant under the 2005 Plan, the Compensation Committee may authorize the issuance or assumption of benefits under the 2005 Plan in connection with any merger, consolidation or similar transaction on such terms and conditions as it deems appropriate.

                    Certain Award Limits.  In addition to the limitation described above on the total number of shares of our Common Stock that will be authorized for issuance under the 2005 Plan, the 2005 Plan limits the numbers of shares that may be issued under each type of award, subject to adjustment as described under “Share Accounting and Adjustments” above.  No more than 42,000,000 shares may be issued upon the exercise of incentive stock options granted under the 2005 Plan.  No more than 20,000,000 shares in the aggregate may be issued pursuant to “full value awards,” which are stock purchase, stock bonus or other stock-based awards under which shares are acquired for less than their fair market value, restricted stock units and performance share awards granted under the 2005 Plan.  In addition, no more than 5% of the maximum aggregate number of shares authorized under the 2005 Plan may be issued pursuant to such full value awards that provide for vesting more rapidly than over a period of three years if vesting is based upon continued service alone or that have a performance period of less than 12 months if vesting is based on the attainment of performance goals.  To enable compensation in connection with certain types of awards to qualify as “performance-based” within the meaning of Section 162(m), the 2005 Plan establishes limits on the maximum aggregate number of shares or dollar amount for which any such award may be granted to an employee in any fiscal year.  The limits for awards intended to qualify as performance-based are as follows:

•	Stock options and stock appreciation rights: No more than 1,500,000 shares.

•	Stock purchase rights, stock bonuses and restricted stock unit awards: No more than 1,500,000 shares.

•	Performance share and performance unit awards: No more than 1,500,000 shares, or $5,000,000, for each fiscal year contained in the performance period of the award.

•	Cash-based awards and other stock-based awards: No more than 1,500,000 shares or $5,000,000.

                    Administration.  The 2005 Plan will be administered by the Compensation Committee or another committee of the Board of Directors appointed to administer the 2005 Plan, or, in the absence of such committee, by the Board.  (For purposes of this summary, the term “Committee” refers to either such committee or the Board of Directors.)  Subject to the provisions of the 2005 Plan, the Committee will determine in its discretion the persons to whom and the times at which awards are granted, the types and sizes of awards, and all of their terms and conditions.  The Committee may, subject to certain limitations on the exercise of its discretion required by Section 162(m), amend or cancel any award, waive any restrictions or conditions applicable to any award, and accelerate, extend or defer the vesting of any award.  The Committee may delegate to one or more of its members or one or more officers of the Company the authority to grant awards under the 2005 Plan.  The 2005 Plan provides, subject to certain limitations, for indemnification by the Company of any director or officer against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the 2005 Plan.  All awards granted under the 2005 Plan will be evidenced by a written or electronic agreement between the Company and the participant specifying the terms and conditions of the award, consistent with the requirements of the 2005 Plan.  The Committee will interpret the 2005 Plan and awards granted thereunder, and all determinations of the Committee will be final and binding on all persons having an interest in the 2005 Plan or any award.

                    Prohibition of Option and SAR Repricing.  The 2005 Plan expressly provides that, without the approval of a majority of the votes cast in person or by proxy at a meeting of our shareholders, the Committee may not provide for either the cancellation of outstanding options or stock appreciation rights in exchange for the grant of new options or stock appreciation rights at a lower exercise price or the amendment of outstanding options or stock appreciation rights to reduce the exercise price.

                    Eligibility.  Awards may be granted to employees, consultants and directors of the Company or any affiliate of the Company.  Incentive stock options may be granted only to employees.  As of April 15, 2005, the Company had approximately 3,500 employees, including seven executive officers and nine non-employee directors who would be eligible to receive awards under the 2005 Plan.

                    Stock Options.  The Committee may grant incentive stock options within the meaning of Section 422 of the Internal Revenue Code, nonstatutory stock options or any combination of these.  The Committee establishes the exercise price of options, provided that incentive and nonstatutory stock options must have an exercise price that is not less than the fair market value of a share of our Common Stock on the date of grant, except that options granted pursuant to an assumption or substitution of another option in a manner that would qualify under Section 424(a) of the Internal Revenue Code may have an exercise price less than such minimum price.  Any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company (a “10% Shareholder”) must have an exercise price equal to at least 110% of the fair market value of a share of Common Stock on the date of grant.  The closing price of our Common Stock as reported on the New York Stock Exchange on April 4, 2005 was $11.87 per share.

                    The 2005 Plan provides that the option exercise price may be paid in cash or its equivalent, by tender of shares of Common Stock owned by the participant having a fair market value not less than the exercise price, by means of a net-exercise procedure, by means of a broker-assisted cashless exercise or by other consideration as approved by the Committee from time to time, provided, however, that the Committee may not authorize payment in the form of the participant’s promissory note.

                    Options will become vested and exercisable at such times and subject to such conditions and restrictions as may be specified by the Committee.  The maximum term of an option granted under the 2005 Plan is ten years, provided that an incentive stock option granted to a 10% Shareholder must have a term not exceeding five years.  Options will remain exercisable for such period of time following a participant’s termination of service as determined by the Committee and provided in the participant’s award agreement, provided that in no case may an option be exercised after its expiration date.  Options will become exercisable in full upon a participant’s death.

                    Incentive stock options are not transferable by the participant other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant.  If permitted by the Committee, nonstatutory stock options granted under the 2005 Plan may be assigned or transferred to the extent permitted by the Committee in its discretion.

                    Stock Appreciation Rights.  The Committee may grant stock appreciation rights either in tandem with a related option (a “Tandem SAR”) or independently of any option (a “Freestanding SAR”).  A Tandem SAR requires the option holder to elect between the exercise of the underlying option for shares of Common Stock or the surrender of the option and the exercise of the related stock appreciation right.  A Tandem SAR is exercisable only at the time and only to the extent that the related stock option is exercisable, while a Freestanding SAR is exercisable at such times and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee.  The exercise price of a Tandem SAR will be the same as the exercise price of the related option, and the exercise price of a Freestanding SAR may not be less than the fair market value of a share of our Common Stock on the date of grant.  Upon the exercise of any stock appreciation right, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying shares of Common Stock as to which the right is exercised over the aggregate exercise price for such shares.  Payment of this amount upon the exercise of a Tandem SAR may be made only in shares of Common Stock whose fair market value on the exercise date equals the payment amount.  At the Committee’s discretion, payment of this amount upon the exercise of a Freestanding SAR may be made in cash or shares of Common Stock and may be paid in a lump sum or on a deferred basis in accordance with the terms of the participant’s award agreement.  The maximum term of any stock appreciation right granted under the 2005 Plan is ten years.

                    Stock appreciation rights are generally nontransferable by the participant other than by will or by the laws of descent and distribution, and are generally exercisable during the participant’s lifetime only by the participant.  If permitted by the Committee, a Tandem SAR related to a nonstatutory stock option and a Freestanding SAR may be transferable.  Other terms of stock appreciation rights are generally similar to the terms of comparable stock options.

                    Stock Awards.  The Committee may grant stock awards under the 2005 Plan either in the form of a stock purchase right, giving a participant an immediate right to purchase Common Stock, or in the form of a stock bonus, for which the participant furnishes consideration in the form of services to the Company.  The Committee determines the purchase price payable under stock purchase awards, which may be less than the then current fair market value of our Common Stock.  Stock awards may be subject to vesting conditions based on service or the achievement of such performance criteria as the Committee specifies, including the attainment of one or more performance goals similar to those described below in connection with performance awards.  Unless otherwise provided by the Committee, a participant will forfeit any shares of stock as to which vesting conditions have not been satisfied prior to the participant’s termination of service.  Unless otherwise determined by the Committee, participants holding stock awards subject to vesting conditions will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award.

                    Restricted Stock Units.  The Committee may grant restricted stock units under the 2005 Plan, which represent rights to receive shares of our Common Stock at a future date determined in accordance with the participant’s award agreement.  No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to the Company.  The Committee may grant restricted stock unit awards subject to the attainment of one or more performance goals similar to those described below in connection with performance awards, or may make the awards subject to vesting conditions similar to those applicable to stock awards.  Unless otherwise provided by the Committee, a participant will forfeit any restricted stock units which have not vested prior to the participant’s termination of service.  Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of Common Stock are issued in settlement of such awards.  However, the Committee may grant restricted stock units that entitle their holders to dividend equivalent rights, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends we pay.

                    Performance Awards.  The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines in writing and sets forth in a written agreement between the Company and the participant.  These awards may be designated as performance shares or performance units.  Performance shares and performance units are unfunded bookkeeping entries generally having initial values, respectively, equal to the fair market value determined on the grant date of a share of Common Stock and a monetary value established by the Committee at the time of grant.  Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more predetermined performance goals are attained within a predetermined performance period.  To the extent earned, performance awards may be settled in cash, shares of Common Stock or any combination of these.

                    Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Internal Revenue Code, the Committee will establish one or more performance goals applicable to the award.  Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of the Company and/or any affiliate of the Company, or any of their business units as may be selected by the Committee.  The Committee, in its discretion, may base performance goals on one or more of the following such measures:

revenue; sales; expenses; operating income; gross margin; operating margin; earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization; pre-tax profit; net operating income; net income; economic value added; free cash flow; operating cash flow; stock price; earnings per share; return on shareholder equity; return on capital; return on assets; return on investment; employee satisfaction; employee retention; balance of cash, cash equivalents and marketable securities; market share; daily average revenue trades; asset gathering metrics; number of customers; customer satisfaction; product development; completion of a joint venture or other corporate transaction; completion of identified special project(s); and overall effectiveness of management.

                    The target levels with respect to these performance measures may be expressed on an absolute basis or relative to a standard specified by the Committee.  The degree of attainment of performance measures will be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any performance award for the same performance period, and, according to criteria established by the Committee, may exclude the effect (whether positive or negative) of changes in accounting standards or any extraordinary, unusual or nonrecurring item occurring after the establishment of the performance goals applicable to a performance award. Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant.  The Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable on the basis of the performance goals attained to a participant who is a “covered employee” within the meaning of Section 162(m) of the Internal Revenue Code.  However, no such reduction may increase the amount paid to any other participant.  The Committee may make positive or negative adjustments to performance award payments to participants other than covered employees to reflect the participant’s individual job performance or other factors determined by the Committee.  In its discretion, the Committee may provide a participant awarded performance shares with dividend equivalent rights with respect to cash dividends paid on the Company’s Common Stock.  The Committee may provide for performance award payments in a lump sum or installments pursuant to a schedule elected by the participant.

                    Unless otherwise provided by the Committee, if a participant’s service terminates due to the participant’s death or disability prior to completion of the applicable performance period, the final award value will be determined at the end of the performance period on the basis of the performance goals attained during the entire performance period but will be prorated for the number of months of the participant’s service during the performance period.  If a participant’s service terminates prior to completion of the applicable performance period for any other reason, the 2005 Plan provides that, unless otherwise determined by the Committee, the performance award will be forfeited.  No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.

                    Deferred Compensation Awards. The 2005 Plan authorizes the Committee to establish a deferred compensation award program.  If and when implemented, participants designated by the Committee who are officers, directors or members of a select group of highly compensated employees may elect to receive, in lieu of compensation otherwise payable in cash, an award of a stock bonus or deferred stock units or in lieu of cash or shares of Common Stock issuable upon the exercise or settlement of stock options, stock appreciation rights or performance shares or performance unit awards, an award of deferred stock units.  Each such stock unit represents a right to receive one share of our Common Stock at a future date determined in accordance with the participant’s award agreement.  Deferred stock units will be settled by distribution to the participant of a number of whole shares of Common Stock equal to the number of stock units subject to the award as soon as practicable following the earlier of the date on which the participant’s service terminates or a settlement date elected by the participant at the time of his or her election to receive the deferred stock unit award.  Participants are not required to pay any additional consideration in connection with the payment of a stock bonus or the settlement of deferred stock units.  A holder of deferred stock units has no voting rights or other rights as a shareholder until shares of Common Stock are issued to the participant in settlement of the deferred stock units.  However, participants holding deferred stock units will be entitled to receive dividend equivalents with respect to any payment of cash dividends on an equivalent number of shares of Common Stock.  Such dividend equivalents will be credited in the form of additional whole and fractional stock units determined in accordance with a method specified by the Committee in the participant’s award agreement.  Prior to settlement, deferred stock units may not be assigned or transferred other than by will or the laws of descent and distribution.

                    Non-employee Director Awards.  Only members of the Board of Directors who are not employees (a “non-employee director”) at the time of grant are eligible to participate in the non-employee director awards component of the 2005 Plan.  Upon first being elected or appointed as a non-employee director, an individual will be granted automatically an initial option for a number of shares established from time to time by the Committee, but not to exceed 50,000 shares (“Initial Option”).  On the day of each Annual Meeting of Shareholders, each non-employee director who remains in office immediately following the meeting will be granted automatically an option for a number of shares established from time to time by the Committee, but not to exceed 20,000 shares (“Annual Option”).  However, the number of shares subject to an Annual Option may be increased, at the discretion of the Committee, by up to 10,000 shares for each Board committee on which the non-employee director serves other than as the chairman of the committee and by up to 10,000 shares for each Board committee on which the non-employee director serves as the chairman of the committee.  A non-employee director granted an Initial Option within the prior six month period immediately preceding the date of an Annual Meeting will not be granted an Annual Option with respect to such Annual Meeting.  A non-employee director may elect to decline such option awards.  The Committee, in its discretion, may substitute one or more stock appreciation rights awards, stock awards or restricted stock unit awards, or any combination thereof, in lieu of the automatic grant of any Initial Option or Annual Option, provided that all such awards granted in lieu of the automatic option awards shall have an aggregate fair value equal to the award it replaces and shall be subject to substantially the same terms and conditions.

                    Each non-employee director option will be evidenced by a written agreement specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the provisions of the 2005 Plan.  The exercise price per share under each such option will be equal to the fair market value of a share of our Common Stock on the date of grant.

                    Initial Options will vest become exercisable in four equal annual installments beginning with the first anniversary of the date of grant, and Annual Options will vest and become exercisable in two equal annual installments beginning with the first anniversary of the date of grant, subject in each case to the non-employee director’s continued service.  Unless earlier terminated under the terms of the 2005 Plan or the option agreement, each non-employee director option will remain exercisable for 10 years after grant.  An option generally will remain exercisable for 12 months following the non-employee director’s termination of service for any reason, but in any event the option must be exercised no later than its expiration date.  All other terms and conditions of non-employee director options are substantially equivalent to those described above for options generally.

                    Cash-Based Awards and Other Stock-Based Awards.  The Committee may grant cash-based awards or other stock-based awards in such amounts and subject to such terms and conditions as the Committee determines.  Cash-based awards will specify a monetary payment or range of payments, while other stock-based awards will specify a number of shares or units based on shares or other equity-related awards.  Such awards may be subject to the attainment of one or more performance goals similar to those described above in connection with performance awards.  Settlement of cash-based awards or other stock-based awards may be in cash or shares of Common Stock, as determined by the Committee.  A participant will have no voting rights with respect to any such award unless and until shares are issued pursuant to the award.  The Committee may grant dividend equivalent rights with respect to other stock-based awards.  The effect on such awards of the participant’s termination of service will be determined by the Committee and set forth in the participant’s award agreement.

                    Change in Control.  In the event of a “change in control,” as such term is defined by the 2005 Plan, the surviving, continuing, successor or purchasing entity or its parent may, without the consent of any participant, either assume or continue in effect any or all outstanding options and stock appreciation rights or substitute substantially equivalent options or rights for its stock.  Any options or stock appreciation rights which are not assumed or continued in connection with a change in control or exercised prior to the change in control will terminate effective as of the time of the change in control.  The Committee may provide for the acceleration of vesting of any or all outstanding options or stock appreciation rights upon such terms and to such extent as it determines.  The 2005 Plan also authorizes the Committee, in its discretion and without the consent of any participant, to cancel each or any outstanding option or stock appreciation right upon a change in control in exchange for a payment to the participant with respect to each vested share (and each unvested share if so determined by the Committee) subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of Common Stock in the change in control transaction over the exercise price per share under the award.  The Committee, in its discretion, may provide in the event of a change in control for the acceleration of vesting and/or settlement of any stock award, restricted stock unit award, performance share or performance unit, cash-based award or other stock-based award held by a participant upon such conditions and to such extent as determined by the Committee.  The vesting of non-employee director awards automatically will accelerate in full upon a change in control.

                    Termination or Amendment.  The 2005 Plan will continue in effect until its termination by the Committee provided that all awards shall be granted within 10 years from the effective date of its adoption upon approval by the shareholders.  The Committee may terminate or amend the 2005 Plan at any time, provided that no amendment may be made without shareholder approval that would increase the maximum aggregate number of shares of stock authorized for issuance under the 2005 Plan, change the class of persons eligible to receive incentive stock options or would require shareholder approval under any applicable law, regulation or rule.  No termination or amendment may affect any outstanding award unless expressly provided by the Committee, and, in any event, may not adversely affect an outstanding award without the consent of the participant unless necessary to comply with any applicable law, including, but not limited to, Section 409A of the Internal Revenue Code, providing rules regarding the taxation of nonqualified deferred compensation plans.

Summary of U.S. Federal Income Tax Consequences

                    The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2005 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

                    Incentive Stock Options.  A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option.  Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares.  In such event, we will not be entitled to any corresponding deduction for federal income tax purposes.  In the event of the participant’s disposition of shares before both of these holding periods have been satisfied (a “disqualifying disposition”), the participant will recognize ordinary income equal to the spread between the option exercise price and the fair market value of the shares on the date of exercise, but in most cases not to exceed the gain realized on the sale, if lower.  Any gain in excess of that amount will be a capital gain.  If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss.  Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code (the “Code”).

                    In general, the difference between the option exercise price and the fair market value of the shares on the date when an incentive stock option is exercised is treated as an adjustment in computing income that may be subject to the alternative minimum tax, which is paid if such tax exceeds the regular tax for the year.  Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

                    Nonstatutory Stock Options.  Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status.  A participant generally recognizes no taxable income upon receipt of such an option.  Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised.  If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes.  Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss.  The Company generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

                    Stock Appreciation Rights.  A Participant recognizes no taxable income upon the receipt of a stock appreciation right.  Upon the exercise of a stock appreciation right, the participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of Common Stock on the exercise date over the exercise price.  If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes.  We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.

                    Stock Awards. A participant acquiring stock by means of a stock purchase right or stock bonus generally will recognize ordinary income equal to the excess of the fair market value of the shares on the “determination date” over the price paid, if any, for such shares.  The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture.  If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired.  If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes.  Upon the sale of shares acquired pursuant to a stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss.  We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

                    Performance Awards, Restricted Stock Unit Awards, Cash-Based Awards and Other Stock-Based Awards.  A participant generally will recognize no income upon the grant of a performance share, performance unit, restricted stock unit, cash-based or other stock-based award.  Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any unrestricted shares of stock received.  If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes.  If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Stock Awards.”  Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the determination date (as defined above under “Stock Awards”), will be taxed as capital gain or loss.  The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

New 2005 Plan Benefits

                    No awards will be granted under the 2005 Plan prior to its approval by the shareholders of the Company.  With the exception of stock options that will be granted automatically under the terms of the 2005 Plan to non-employee directors, all awards under the 2005 Plan will be granted at the discretion of the Committee, and, accordingly, are not yet determinable.  The table below sets forth the awards that we know will be received under the 2005 Plan during the fiscal year ending December 31, 2005 by certain individuals and groups.  This table is furnished pursuant to the rules of the Securities and Exchange Commission.  Discretionary awards may be made under the 2005 Plan to executive officers, but there are no awards currently approved.  Only non-employee directors are eligible to receive non-employee director options.

NEW PLAN BENEFITS

Name and Position	Shares

Mitchell H. Caplan	0
R. Jarrett Lilien	0
Arlen W. Gelbard	0
Louis A. Klobuchar, Jr.	0
Joshua S. Levine	0
All Current Executive Officers, as a Group	0
All Current Directors Who Are not Executive Officers, as a Group (nine persons)	180,000
All Employees, Including all Current Officers Who Are not Executive Officers, as a Group	0

Required Vote and Board of Directors Recommendation

                    Approval of this proposal requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this proposal.  If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the same effect as a negative vote.  If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have authority to vote your shares.  Broker non-votes will have no effect on the outcome of this vote.  Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum.

                    The Board of Directors believes that the adoption of the 2005 Plan is in the best interests of the Company and its shareholders for the reasons stated above.

                    The Board of Directors unanimously recommends that shareholders vote FOR approval of the 2005 Equity Incentive Plan.

PROPOSAL 3

APPROVAL OF 2005 EXECUTIVE BONUS PLAN

                    The Company’s shareholders are being asked to approve the adoption of a new performance-based bonus plan (the “Executive Bonus Plan”) that would govern the payment of performance bonuses to all of the Company’s senior executives, defined for the purposes of the plan to refer to those individuals designated as Section 16 Officers and executives referred to internally as members of the “Officer Team” or the equivalent.  Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly-held companies for compensation paid to certain executive officers, to the extent that such compensation exceeds $1 million per officer in any year.  However, if shareholders approve the Executive Bonus Plan, and the Company complies with certain other requirements set forth in Section 162(m), all amounts paid to executive officers under the Executive Bonus Plan will qualify for tax deduction. Shareholder approval of the Executive Bonus Plan is one of the requirements of Section 162(m) and is being sought only with respect to the application of the Executive Bonus Plan to the executive officers of the Company.  If the shareholders do not approve the Executive Bonus Plan, the Company’s executive officers will not participate in the Executive Bonus Plan as described in this proposal.  The Company reserves the right to amend the Executive Bonus Plan at any time, without shareholder approval, as it applies to employees who are not subject to Section 162(m).  The following description of the Executive Bonus Plan describes the material terms of the Executive Bonus Plan but does not purport to describe all the terms of the Executive Bonus Plan.  The complete text of the Plan is attached as Appendix B to this Proxy Statement, and you are urged to read the Executive Bonus Plan for more information.

                    Consistent with the Compensation Committee’s overall policy of offering competitive cash and equity-based compensation based in large part upon the financial performance of the Company, the Executive Bonus Plan would provide bonus payments to senior executives based primarily on the overall performance of the Company.  All senior executives, including, but not limited to, the Company’s CEO, are eligible to participate in the Executive Bonus Plan.  The amount of any bonus for any executive shall be defined by reference to a target percentage of base salary or a target percentage of the Company’s net income determined, from time to time, by the Compensation Committee or its designee.  The CEO will have a target bonus to be established by the Compensation Committee and approved by the full Board.  No individual shall receive aggregate payments per year under the Executive Bonus Plan in excess of 2.5 percent of the Company’s net income for the year.  The primary criteria for payment under the Executive Bonus Plan is the achievement of targets (“Performance Metrics”) established by the Compensation Committee based upon some or all of the following measures:  revenue; sales; expenses; operating income; gross margin; operating margin; earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization; pre-tax profit; net operating income; net income; economic value added; free cash flow; operating cash flow; stock price; earnings per share; return on shareholder equity; return on capital; return on assets; return on investment; employee satisfaction; employee retention; balance of cash, cash equivalents and marketable securities; market share; daily average revenue trades; asset gathering metrics; number of customers; customer satisfaction; product development; completion of a joint venture or other corporate transaction; completion of identified special project(s); and overall effectiveness of management.  Alternatively, the Compensation Committee may set the Performance Metrics to be a percentage of the Company’s net income.   For 2005, the Compensation Committee and the Board have established Performance Metrics for the CEO as a maximum of 2.5 percent of net income; for the President and COO as maximum of 1.75 percent of net income and for all other Named Executive Officers as a maximum of 1.5 percent of net income.  The Compensation Committee reserves the discretion to reduce the payments based on the Company’s performance against net revenue, earnings per share and other key metrics as appropriate.  Payment may be in the form of cash, stock options or restricted stock.

                    Ordinarily, incentive awards will be paid within a range, beginning with a minimum level if actual performance against the Performance Metrics meets a minimum level up to a highest range if actual performance against the Performance Metrics meets or exceeds a pre-established level.  In the event that the Company does not achieve at least the minimum threshold Performance Metric(s) goals, then the executive will not be entitled to any payment under this plan for the portion of bonus attributable to the Performance Metric(s) not met.  With respect to all individuals other than Section 162(m) “covered employees”, the Compensation Committee or its designee reserves the right to modify any criteria, goals, or payment amounts as appropriate under the business conditions then existing.  The Compensation Committee maintains the power to reduce any amount payable to any Section 162(m) “covered employee” or to determine that no amount shall be payable to such “covered employee.”

                    No payment will be made to any executive under the Executive Bonus Plan until and unless the Compensation Committee certifies that the performance goals have been met (which will be after the close of each applicable fiscal year).

                    Future amounts payable under the Bonus Plan cannot be determined at this time because they will be based on: (i) the future performance of the Company and its business groups; (ii) the Performance Metrics established; and (iii) target bonuses for senior executives to be established by the Compensation Committee or its designee.

                    The Board of Directors unanimously recommends that shareholders vote FOR approval of the 2005 Executive Bonus Plan.

PROPOSAL 4

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

                    The Board is asking the shareholders to ratify the selection of Deloitte & Touche LLP as the Company’s independent public accountants for 2005.  The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting is required to ratify the selection of Deloitte & Touche LLP.

                    In the event the shareholders fail to ratify the appointment, the Audit Committee of the Board of Directors (the “Audit Committee”) will consider it as a direction to select other auditors for 2005.  Even if the selection is ratified, the Board at its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interests of the Company and its shareholders.

                    A representative of Deloitte & Touche LLP is expected to attend the Annual Meeting.

Audit Fees paid to Deloitte & Touche LLP

                    The aggregate fees billed by Deloitte & Touche LLP and their respective affiliates for professional services rendered in 2004 and 2003 are as follows:

	Audit Fees (a)	Audit-Related Fees (b)	Tax Fees (c)	All Other Fees (d)	Total Fees

2004	$8,072,607	$1,371,150	$1,523,846	$—	$10,967,604
2003	$3,731,160	$778,271	$1,553,412	$—	$6,062,843

(a) Audit Fees in 2004 include fees billed for the annual audit and quarterly reviews of the Company’s financial statements for the years ended December 31, 2004 and 2003 and the annual audit of the Company’s internal control over financial reporting for the year ended December 31, 2004.  Audit Fees also include assistance and review of documents filed with the SEC, participation at the Company’s Audit Committee meetings and reviews of procedures related to other 1933 and 1934 Act filings and registration statements.

(b) Audit-Related Fees in 2004 include fees for assistance related to mergers and acquisitions due diligence, audit assurance regarding financial accounting and reporting standards and implementation assistance for compliance with the Sarbanes-Oxley Act.

(c) Tax Fees in 2004 include fees for compliance and preparation of tax filings of $531,089 and fees for tax advice related to mergers and acquisitions and various other transactions of $992,757.  Tax Fees in 2003 include fees for compliance and preparation of tax filings of $818,032 and fees for tax advice related to mergers and acquisitions and various other transactions of $735,380.

(d) There were no “Other” fees in 2003 or 2004.

                    All non-audit services and fees were pre-approved by the Audit Committee, either individually or by category.  The Audit Committee concluded that the provision of such services by Deloitte & Touche LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

Audit Committee Pre-Approval Policies and Procedures

                    Pursuant to its charter, the Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors.  The Audit Committee charter allows the committee to delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full Audit Committee at its next meeting.

Vote Required and Board of Directors’ Recommendation

                    Approval of this proposal requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this proposal.  If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the same effect as a negative vote.  If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have authority to vote your shares.  Broker non-votes will have no effect on the outcome of this vote.  Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum.

                    The Board of Directors unanimously recommends that shareholders vote FOR the proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent public accountants for 2005.

EXECUTIVE OFFICERS OF THE COMPANY

          In addition to the Chief Executive Officer who is also a director of the Company, the following executive officers are not directors and serve at the discretion of the Board of Directors:

Name	Age	Current Position

R. (Robert) Jarrett Lilien	43	President and Chief Operating Officer
Arlen W. Gelbard	47	Chief Administrative Officer
Dennis E. Webb.	40	Division President, E*TRADE Capital Markets
Joshua S. Levine	51	Chief Technology and Operations Officer
Robert J. Simmons	42	Chief Financial Officer
Russell S. Elmer	40	General Counsel and Corporate Secretary

          R. (Robert) Jarrett Lilien is the President and Chief Operating Officer of the Company, a role he has held since 2003. Mr. Lilien has broad responsibility for the tactical execution of all of the Company’s global business strategies.  Prior to joining the Company in 1999, Mr. Lilien spent ten years as the chief executive officer of TIR (Holdings) Limited, which the Company acquired in August 1999. Prior to TIR, Mr. Lilien held positions at Paine Webber and Autranet, a division of Donaldson, Lufkin & Jenrette, Inc. from 1984 through 1989. Mr. Lilien holds a bachelor of arts degree in economics from the University of Vermont.

          Arlen W. Gelbard is Chief Administrative Officer of the Company, a role he has held since January 2005.  In this role, Mr. Gelbard oversees all of the Company’s administrative and risk functions, including internal audit, human resources, compliance, security and facilities.  Mr. Gelbard is also the President of E*TRADE Bank.  Mr. Gelbard joined the Company in January 2000 when the Company acquired Telebanc Financial Corporation. Prior to this role, Mr. Gelbard served as the Chief Banking Officer from April 2002 through January 2005, with the broad responsibility of overseeing the Company’s global banking operations, including all deposit and lending products.  Prior to joining Telebanc Financial Corporation in 1996, Mr. Gelbard was a partner of the law firm of Hofheimer, Gartlir & Gross, LLP in New York City.  Mr. Gelbard holds a bachelor of arts degree in politics from Brandeis University and a juris doctorate and master of business administration from Boston University

          Dennis E. Webb is President of the Company’s E*TRADE Capital Markets Division, a role he has held since January 2005.  In this role, Mr. Webb oversees all of the Company’s capital markets (formerly referred to as institutional) lines of business, including both equity and fixed income capital markets. Mr. Webb has been employed by the Company since 2000. Immediately prior to taking this role, Mr. Webb held the title of Executive Vice President, Capital Markets – Banking. Mr. Webb has also served in the roles of Asset Liability Manager, Head of Whole Loan Secondary Markets and President of E*TRADE Global Asset Management, Inc.  Prior to joining the Company, Mr. Webb was employed for five years by AllFirst Financial, Inc. as Senior Vice President of Asset Liability Management. Mr. Webb holds a bachelor of arts degree in accounting information systems from Virginia Polytechnic Institute and State University and a master of business administration from Johns Hopkins University.

          Joshua S. Levine is the Chief Technology and Operations Officer of the Company, a role he has held since 1999.  In this role, Mr. Levine oversees all of the Company’s technology operations as well as customer service and back office operations.  Prior to joining the Company in 1999, he was the managing director and global head of equities technology for Deutsche Bank from 1997. From 1985 to 1997, he was with Morgan Stanley, ultimately as a managing director and chief technology officer, and a senior member of the IT operating committee. Mr. Levine is co-author of “Application Systems in APL” published by Prentice-Hall in 1985.

          Robert J. Simmonsis Chief Financial Officer of the Company, a role he has held since January 2004.  Mr. Simmons joined the Company in April 2001. Mr. Simmons held positions in corporate finance at public companies including Bank of America, Oracle Corporation and Iomega Corporation. He is co-author of an article addressing financial disclosure issues titled, “Killing Trickle-Down Investor Relations with Technology.” He has served as the Chairman of the Association for Financial Professionals.  Mr. Simmons holds a bachelor of science degree from Brigham Young University and a master of business administration from the Kellogg Graduate School of Management at Northwestern University.

          Russell S. Elmer is General Counsel to and Corporate Secretary of the Company, a role he has held since 2001. He served as Assistant General Counsel of the Company before becoming an executive officer.  Prior to joining the Company in 2000, he was a partner at the law firm of Gray Cary Ware and Freidenrich, LLP.  Mr. Elmer holds a bachelor of arts degree in political science and international relations from Stanford University and a juris doctorate from the Boalt Hall School of Law, University of California, Berkeley.

SECURITY OWNERSHIP OF MANAGEMENT

                    The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock and the Company’s Series A Preferred Stock (see footnote 2 below) as of March 1, 2005 by (i) each person who is known to the Company to own beneficially more than 5% of the outstanding shares of the Common Stock or Series A Preferred Stock of the Company; (ii) each director; (iii) each executive officer listed in the Summary Compensation Table; and (iv) all directors and current executive officers as a group.  All shares are subject to the named person’s sole voting and investment power except where otherwise indicated.

Name and Address of Beneficial Owner (19)	Number of Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned (1)(2)

5% SHAREHOLDERS:
FMR Corp. (18)	24,273,373	6.53%
82 Devonshire Street
Boston, MA 02109
DIRECTORS AND EXECUTIVE OFFICERS:
Mitchell H. Caplan (3)	3,808,550	1.03%
R. (Robert) Jarrett Lilien (4)	2,222,725	*
Arlen W. Gelbard (5)	692,888	*
Louis Klobuchar, Jr. (6)	1,833,189	*
Joshua S. Levine (7)	1,631,806	*
William A. Porter (8)	6,080,005	1.64%
Daryl G. Brewster (9)	20,000	*
Ronald D. Fisher (10)	178,592	*
George A. Hayter (11)	403,133	*
Michael K. Parks (12)	45,439	*
C. Cathleen Raffaeli (13)	42,939	*
Lewis E. Randall (14)	1,573,104	*
Lester C. Thurow (15)	439,349	*
Donna L. Weaver (16)	42,939	*
Steven H. Willard (17)	62,500	*
All directors and current executive officers as a group (17 persons) (19)(20)	19,124,352	5.15%

* Less than 1%

(1)

Based on 371,495,787 shares outstanding on March 1, 2005.  Shares of Common Stock subject to options that are exercisable within 60 days of March 1, 2005 are deemed beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such person but are not treated as outstanding for the purpose of computing the percentage of any other person.

(2)

No Exchangeable Shares of EGI Canada Corporation (which are entitled to vote in accordance with the terms of issuance of the one (1) outstanding share of the Company’s Series A Preferred Stock), are held by the individuals or entities listed here as of March 1, 2005.

(3)

Includes 397,842 shares held by Caplan Associates and 571,909 shares of unvested restricted Common Stock subject to the Company’s right of repurchase.  Also includes 2,007,286 shares of Common Stock issuable upon exercise of vested stock options exercisable within 60 days of March 1, 2005.

(4)

Includes 102,610 shares held by the Piston Share Ownership Trust under agreement dated November 15, 1991 and 402,106 shares of unvested restricted Common Stock subject to the Company’s right of repurchase.  Also includes 1,459,962 shares of Common Stock issuable upon the exercise of vested stock options exercisable within 60 days of March 1, 2005.

(5)

Includes 236,783 shares of unvested restricted Common Stock subject to the Company’s right of repurchase and 410,984 shares of Common Stock issuable upon the exercise of vested stock options exercisable within 60 days of March 1, 2005.

(6)

As adjusted pursuant to Mr. Klobuchar’s retirement from the Company effective March 14, 2005.  Includes 206,125 shares of Common Stock issuable upon the exercise of vested stock options exercisable within 60 days of March 1, 2005.

(7)

Includes 124,283 shares of unvested restricted Common Stock subject to the Company’s right of repurchase.  Also includes 1,397,737 shares of Common Stock issuable upon the exercise of vested stock options exercisable within 60 days of March 1, 2005.

(8)

Includes 5,954,352 shares held by William A. and M. Joan Porter as Trustees of the Porter Revocable Trust under agreement dated August 15, 1998.  Also includes 120,000 shares of Common Stock issuable upon exercise of immediately exercisable stock options, 40,000 shares of which are subject to the Company’s right of repurchase, and 5,653 shares of Common Stock issuable upon exercise of vested stock options exercisable within 60 days of March 1, 2005.

(9)	Includes 20,000 shares of Common Stock issuable upon exercise of immediately exercisable stock options, all of which are subject to the Company’s right of repurchase.

(10)

Includes 110,000 shares of Common Stock issuable upon exercise of immediately exercisable stock options, 40,000 of which are subject to the Company’s right of repurchase.  Also includes 48,592 shares of Common Stock issuable upon exercise of vested stock options exercisable within 60 days of March 1, 2005.

(11)

Includes 4,094 shares of unvested restricted Common Stock subject to the Company’s right of repurchase.  Also includes 160,000 shares of Common Stock issuable upon exercise of immediately exercisable stock options, 40,000 of which are subject to the Company’s right of repurchase and 212,348 shares of Common Stock issuable upon exercise of vested stock options exercisable within 60 days of March 1, 2005; on April 13, 2005, Mr. Hayter exercised 192,000 of these vested stock options and continues to hold the stock purchased.

(12)

Includes 40,000 shares of Common Stock issuable upon exercise of immediately exercisable stock options, all of which are subject to the Company’s right of repurchase.  Also includes 2,939 shares of Common Stock issuable upon exercise of vested stock options exercisable within 60 days of March 1, 2005.

(13)

Includes 40,000 shares of Common Stock issuable upon exercise of immediately exercisable stock options, all of which are subject to the Company’s right of repurchase.  Also includes 2,939 shares of Common Stock issuable upon exercise of vested stock options exercisable within 60 days of March 1, 2005.

(14)

Includes 627,100 shares held by Lewis or Martha Randall, as Trustees of the Lewis E. and Martha E. Randall Living Trust dated August 16, 1984.  Includes 220,000 shares held solely by Mr. Randall’s wife.  Mr. Randall disclaims beneficial ownership of such shares.  Also includes 160,000 shares of Common Stock issuable upon exercise of immediately exercisable stock options, 40,000 of which are subject to the Company’s right of repurchase.  Also includes 96,000 shares of Common Stock issuable upon exercise of vested stock options exercisable within 60 days of March 1, 2005.

(15)

Includes 160,000 shares of Common Stock issuable upon exercise of immediately exercisable stock options, 40,000 of which are subject to the Company’s right of repurchase.  Also includes 245,653 shares of Common Stock issuable upon exercise of vested stock options exercisable within 60 days of March 1, 2005.

(16)

Includes 20,000 shares of unvested restricted Common Stock, all of which are subject to the Company’s right of repurchase.  Also includes 20,000 shares of Common Stock issuable upon exercise of immediately exercisable stock options, all of which are subject to the Company’s right of repurchase and 2,939 shares of Common Stock issuable upon exercise of vested stock options exercisable within 60 days of March 1, 2005.

(17)

Includes 35,000 shares of Common Stock issuable upon exercise of immediately exercisable stock options, all of which are subject to the Company’s right of repurchase.  Also includes 27,500 shares of Common Stock issuable upon exercise of vested stock options exercisable within 60 days of March 1, 2005.

(18)	As disclosed in its Schedule 13G as filed with the Securities and Exchange Commission on February 14, 2005.

(19)

Includes the information in the notes above, as applicable.  Also includes an additional 260,842 shares of unvested restricted Common Stock, all of which are subject to the Company’s right of repurchase and an additional 1,601,574 shares of Common Stock issuable upon exercise of vested stock options exercisable within 60 days of March 1, 2005, which restricted shares and options are held by current executive officers of the Company who are not identified in the table above.

(20)	Unless otherwise noted, all addresses are c/o E*TRADE Financial Corporation, 135 E. 57th Street, New York, New York 10022.

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

          The following table sets forth the compensation paid to (i) the Company’s Chief Executive Officer and (ii) the Company’s four other highest-paid executive officers (collectively, the “Named Executive Officers”) for services rendered in all capacities to the Company and its subsidiaries for the calendar years ended December 31, 2004, December 31, 2003 and December 31, 2002.

          Under the Company’s performance bonus program, payments for performance for the year ended December 31 are typically paid in January or February of the following year.  Prior to the Company’s Proxy Statement of April 29, 2004, the Company reported compensation on a “cash paid” basis, noting that bonus payments reported in one year reflect payment for performance in the prior year.  In the interest of providing the most current information as to the payment of bonuses, beginning with the 2004 Proxy Statement the Company reported bonuses on an “accrual” basis.  As a result, bonuses that were accrued for performance in 2004 but not paid until February 2005 will be reported as an accrued payment for 2004.  Performance bonuses for prior years are reported consistently.

SUMMARY COMPENSATION TABLE (1)

		Annual Compensation					Long-Term Compensation Awards

Name and Principal Position(2)	Year	Salary ($)		Bonus ($) (3)	Other Annual Compensation ($)		Restricted Stock Awards ($)		Securities Underlying Options/SARs		All Other Compensation ($) (4)

Mitchell H. Caplan	2004	750,000		2,814,000	194,174	(5)	1,497,988	(6)	878,488		5,125
Chief Executive Officer	2003	705,385		3,750,000	89,269	(7)	3,351,250	(8)	1,312,500		6,181
	2002	637,616	(9)	—	—		—		5,811	(9)	10,000
R. (Robert) Jarrett Lilien	2004	650,000		2,438,800	62,982	(5)	998,659	(6)	585,658		5,125
President and Chief	2003	634,385		3,297,308	66,386	(10)	2,393,750	(8)	937,500		10,000
Operating Officer	2002	568,992		—	—		—		—		10,000
Louis A. Klobuchar, Jr. (11)	2004	575,000		2,157,400	—		549,259	(6)	322,122		5,125
Chief Brokerage Officer	2003	452,308		2,781,563	3,600,000	(12)	1,436,250	(8)	562,500		10,000
	2002	232,992		—	2,700,000	(12)	—		29,000		—
Arlen W. Gelbard	2004	575,000		2,157,400	—		549,259	(6)	322,122		5,125
Chief Banking Officer	2003	552,692		2,824,688	—		1,436,250	(8)	562,500		10,000
	2002	445,385		—	—		—		4,000		10,000
Joshua S. Levine	2004	584,230		2,157,400	—		549,259	(6)	322,122		5,125
Chief Technology and	2003	615,000		1,393,352			574,500	(8)	225,000		10,000
Administrative Officer	2002	635,769		—	—		—		—		10,000

(1)

In accordance with SEC rules, the compensation described in this table does not include medical, group life insurance or other benefits received by the Named Executive Officers that are available generally to all salaried employees of the Company, and, except as expressly noted, certain perquisites and other personal benefits received by the Named Executive Officers that do not exceed the lesser of $50,000 or 10% of any such officer’s salary and bonus disclosed in this table.

(2)

As of January 3, 2005, roles and responsibilities and the associated titles for certain of the Company’s executive officers were modified.  Titles in this table refer to the titles held by the reporting individuals throughout 2004.

(3)

Bonus payments reported for 2004 were accrued for performance in 2004 and paid in February 2005.  Bonus payments reported for 2003 were accrued for performance in 2003 and paid in February 2004.  In 2002, no bonuses were accrued under the Company’s performance bonus plan for any of the Named Executive Officers.

(4)	Amounts reported in this column represent employer contributions to the Company’s 401(k) Plan.

(5)

Pursuant to the Company’s policies regarding the use of corporate aircraft, the Company’s senior executives are entitled to use the Company’s aircraft for personal purposes to a maximum value of $100,000 per six month period at times the aircraft are not deployed for business purposes.  The value of the personal use of aircraft for these purposes is calculated according to the incremental cost of the use of the aircraft.  Any personal use of the aircraft beyond this limit must be reimbursed to the Company at the same rate.  The Company reports income to the individuals in accordance with IRS regulations and provides no gross-up for the individuals.  Amounts reported in this column for 2004 for Mr. Caplan represent $189,305 for personal use of corporate aircraft and other perquisites of $4,869 and for Mr. Lilien represent $57,441 for personal use of corporate aircraft and other perquisites of $5,541.

(6)

Effective May 25, 2004, the Board made grants of restricted stock to the Company’s senior executives.  The fair market value of the Company’s Common Stock on that date was $11.145 per share.  Amounts reported in this column for 2004 represent the dollar value, based on a price of $11.145 per share, of: 134,409 shares of restricted stock granted to Mr. Caplan; 89,606 shares of restricted stock granted to Mr. Lilien; and 49,283 shares of restricted stock granted to each of Mr. Gelbard, Mr. Klobuchar and Mr. Levine.  For each of the individuals, the right to retain these shares vests in four equal annual installments beginning on the first anniversary of the date of the grant.  Mr. Klobuchar did not become vested in any shares under this grant.

(7)

Represents $74,250 for personal use of corporate aircraft (in accordance with the policy described in footnote 5, above) and other perquisites of $15,019 of which no one item exceeded 25% of the total.

(8)

Effective June 3, 2003, the Board made grants of restricted stock to the Company’s senior executives.  The fair market value of the Company’s Common Stock on that date was $7.66 per share.  Amounts reported in this column for 2003 represent the dollar value, based on a price of $7.66 per share, of: 437,500 shares of restricted stock granted to Mr. Caplan; 312,500 shares of restricted stock granted to Mr. Lilien; 187,500 shares of restricted stock granted to each of Mr. Gelbard and Mr. Klobuchar; and 75,000 shares of restricted stock granted to Mr. Levine.  For each of the individuals, the right to retain these shares vests in one installment on the fifth anniversary of the date of the grant; there is no vesting prior to that time.

(9)

For 2002, Mr. Caplan elected to participate in the Salary Investment Option Grant program under the Company’s 1996 Stock Incentive Plan.  Under this program, certain management-level employees may elect to receive a portion of his or her base salary in the form of stock options in lieu of cash.  The total value of the options on the date of grant is equal to the amount by which salary was reduced.  For purposes of reporting in the Summary Compensation Table, the Company has reported both the full salary to which Mr. Caplan was entitled as well as the stock options that were granted.

(10)

Represents $35,318 for personal use of corporate aircraft (in accordance with the policy described in footnote 5, above) and other perquisites of $31,068 of which no one item exceeded 25% of the total.

(11)	During 2004, Mr. Klobuchar served as the Company’s Chief Brokerage Officer and President of its E*TRADE Financial Services Division. Mr. Klobuchar retired from the Company effective March 14, 2005.

(12)

In connection with the Company’s acquisition of Dempsey & Company, LLC (“Dempsey”) in 2001 and as partial consideration for the sale of his interest in Dempsey, effective October 1, 2001 the Company entered into a management continuity agreement with Mr. Klobuchar (Dempsey’s chief executive officer) that provided for, among other things, three guaranteed payments that would be made on December 31, 2001, December 31, 2002 and December 31, 2003, provided that Mr. Klobuchar remained employed by the Company.  The payment provided for in the agreement for 2002 was $2,700,000 and the payment for 2003 was $3,600,000.  All payments described in the management continuity agreement had been paid as of December 31, 2003.

Equity Compensation Plan Information

          The following table provides information about the Company’s Common Stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2004, including the 1996 Stock Incentive Plan (the “1996 Plan”), the 1996 Stock Purchase Plan and the 2002 Associate Stock Purchase Plan.

Plan Category (1)	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by shareholders	41,433,753	$9.71	22,927,992	(2)
Equity compensation plans not approved by shareholders (3)	90,000	$15.00	—
Total	41,523,753	$9.721	22,927,992

(1)

In connection with the acquisition of certain wholly-owned subsidiaries of the Company during the period from 1996 through the present, the Company assumed certain outstanding options under certain of the acquired companies’ stock option plans existing at the time of acquisition.  The number of shares of the Company’s Common Stock to be issued upon exercise of these outstanding assumed options, warrants and rights is 1,962,175 shares, with a weighted-average exercise price of $4.35.  No additional options will be granted under any of the assumed option plans.

(2)

At the Company’s Annual Meeting of Shareholders, held December 21, 2000, the shareholders approved an amendment to the 1996 Plan which provides for an automatic increase in the number of shares available for grant under the 1996 Plan in each of the four years beginning in 2002 by an amount equal to 5% of the number of shares of Common Stock of the Company issued and outstanding on the last trading day in December of the immediately preceding year (the “Evergreen Addition”).  The number of shares of Common Stock by which the 1996 Plan share reserve was increased in 2002, in accordance with the amendment, was 17,379,624 shares.  These shares are included in the table.  The number of shares of Common Stock by which the 1996 Plan share reserve was increased in 2003 was 17,902,215 shares.  These shares are included in the table. For 2004, the Board of Directors approved a resolution pursuant to which the 2004 Evergreen Addition was waived for 2004 only.  Thus, the 1996 Plan share reserve was not increased in 2004.  The Evergreen Addition was applied for 2005 and the 1996 Plan share reserve was increased in 2005 by 18,481,180 shares.  These shares are not included in the table.

(3)

The Company granted nonstatutory stock options to certain newly-hired executive officers outside of the 1996 Incentive Stock Plan as an inducement to enter into employment contracts with the Company, which shares were registered with the Securities and Exchange Commission on Form S-8 registration statements dated February 11, 1999 and April 18, 2000.  Options to purchase 1,300,000 shares were granted, of which options to purchase 90,000 shares are currently outstanding and have not been exercised.  Of these, options for 800,000 shares were granted with an exercise price equal to the fair market value on the date of grant while 500,000 shares were granted with exercise prices with a discount ranging between 40% and 50% from the fair market value per share on the date of grant.  The options were fully vested on the date of grant and have terms ranging between five and ten years.  The Company has no current plans to grant stock options outside its shareholder-approved equity compensation plans described above or subsequently adopted by the Board and approved by its shareholders.

Stock Options

          The following table contains information concerning the grant of stock options under the Company’s 1996 Stock Incentive Plan for 2004.  No stock appreciation rights were granted to those individuals during 2004.

Option/SAR Grants in 2004

		Individual Grants			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term ($)(2)

Name	Number of Securities Underlying Options Granted	% of total Options Granted to Employees in 2004	Exercise Price (per Share) ($)(1)	Expiration Date	5%	10%

Mitchell H. Caplan	878,488	7.5977	11.1450	5/25/2014	6,157,349.29	15,603,932.01
R. (Robert) Jarrett Lilien	585,658	5.0651	11.1450	5/25/2014	4,104,894.85	10,402,609.50
Arlen W. Gelbard	322,112	2.7858	11.1450	5/25/2014	2,257,692.87	5,721,437.00
Louis A. Klobuchar	322,112	2.7858	11.1450	5/25/2014	2,257,692.87	5,721,437.00
Joshua S. Levine	322,112	2.7858	11.1450	5/25/2014	2,257,692.87	5,721,437.00

(1)

The exercise price of each option may be paid in cash, in shares of Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving the issuance of net shares equal to the difference between the number of options exercised and the shares of Common Stock constructively exchanged.

(2)

The potential realizable value is reported net of the option price, but before income taxes associated with exercise. These amounts represent assumed annual compounded rates of appreciation at 5% and 10% only from the date of grant to the expiration date of the option.  There is no assurance provided to any executive officer or any other holder of the Company’s securities that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% levels or at any other defined level.  Unless the market price of the Common Stock does in fact appreciate over the option term, no value will be realized from the option grants made.

Option Exercises and Holdings

          The following table provides information with respect to the Named Executive Officers concerning the exercise of options during 2004 and unexercised options held as of the end of 2004.  No stock appreciation rights were exercised during 2004.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year End
Option/SAR Values

	Number of Shares Acquired on Exercise		Number of Securities Underlying Unexercised Options/SARs at FY-End		Value of Unexercised in-the- Money Options/SARs at FY-End ($)(2)
		$ Value Realized(1)

Name			Exercisable	Unexercisable	Exercisable	Unexercisable

Mitchell H. Caplan	373,879	4,725,323.59	1,928,204	2,018,067	13,658,605.49	11,908,063.83
R. (Robert) Jarrett Lilien	0	0.00	1,383,253	1,471,742	7,619,066.83	8,799,086.84
Arlen W. Gelbard	35,471	241,380.16	409,984	745,987	3,128,814.39	4,325,274.65
Louis A. Klobuchar	0	0.00	205,125	758,487	1,662,633.75	4,457,149.65
Joshua S. Levine	0	0.00	1,338,655	606,066	6,692,221.52	3,463,406.88

(1)	Equal to the fair market value of the purchased shares on the option/warrant exercise date less the exercise price paid for those shares.

(2)

Based on the market price of $14.97 per share, which was the average of the high and low selling price per share of the Company’s Common Stock on the New York Stock Exchange on the last trading day of 2004 (December 31, 2004).

Compensation Committee Report on Executive Compensation

Compensation Committee Charter

                    The Compensation Committee is responsible for establishing and administering compensation programs for the senior executives of the Company (defined in the Committee’s Charter as those individuals designated as Section 16 Officers and executives referred to internally as members of the “Officer Team” or the equivalent), including those programs in which the Company’s Named Executive Officers participate.  However, while the Compensation Committee is responsible for reviewing CEO compensation and making recommendations to the full Board, the full Board retains the exclusive authority to take any action affecting the compensation of the CEO.  During 2004, the Chair of the Compensation Committee was Cathleen Raffaeli and the members of the Compensation Committee were Michael Parks and Donna Weaver.  Effective February 17, 2005, Daryl Brewster and Ronald Fisher were added to the Compensation Committee and Donna Weaver resigned from the Compensation Committee.  Each and every member of the Compensation Committee is independent within the meaning of the Company’s Corporate Governance Guidelines and the guidelines established by the New York Stock Exchange.  The Compensation Committee has full authority to retain any consultant(s) it deems appropriate and has done so, and the Compensation Committee regularly reviews its consulting relationships to ensure that they are effective.

Compensation Philosophy

                    The Company operates its business in an industry and in geographic areas in which the demand for top level executive talent is extremely high.  Consequently, the Company strives to provide competitive compensation, using both annual and long term incentives as tools to retain senior talent and to optimize their performance.  Because the Company is uniquely positioned as an integrated financial services company delivering its products and services primarily through the use of technology, it is difficult to determine precise competitors.  During 2004, members of the Compensation Committee worked with and evaluated significant market information gathered with the assistance of its outside compensation consultant, F.W. Cook & Co., to establish proposed comparator companies.  After a thorough review and evaluation, including several formal and informal meetings and discussions both together and without assistance from F.W. Cook & Co., the Compensation Committee determined that the appropriate set of comparator companies to be used as a reference in reviewing and evaluating compensation programs for the Company’s senior executives are companies in the financial services industry with revenues and/or earnings that are comparable to the Company’s.  The Compensation Committee has also looked to somewhat larger and somewhat smaller institutions to evaluate certain trends in the financial services industry.  To some extent, the Compensation Committee changed its philosophy from previous years, eliminating companies that were primarily in the technology industry from its comparator group.  The Compensation Committee used this comparator group, together with an individualized analysis of the responsibilities and performance of each of the senior executives, to determine the compensation appropriate for each individual.  The Compensation Committee recognizes that the Company’s more direct competitors for executive talent are not exclusively its primary peer companies or companies that would be included in a peer group established to compare shareholder returns on investment.  Thus, the compensation peer group is not the same as the peer group index in the Comparison of Five Year Cumulative Total Return graph included in this Proxy Statement.

                    The Company’s Named Executive Officers generally participate in the same compensation plans as all other Company employees.  These plans include a base salary, an annual cash bonus potential, and equity compensation programs.  The base salary constitutes just one portion of overall compensation for the Named Executive Officers and is periodically reviewed by the Compensation Committee and/or the full Board (in the case of the CEO).

                    The cash bonus potential is primarily designed to ensure that senior executives achieve annual objectives that drive the creation of long term value for shareholders.  Bonuses are administered through the Employee Bonus Program.  This program was approved by shareholders in 2000 and is a performance based compensation program for purposes of Section 162(m) of the Internal Revenue Code.  For 2004, the Compensation Committee, with the assistance of its compensation consultants, evaluated various approaches to the establishment of payout targets.  Ultimately the Compensation Committee determined to establish a bonus pool for senior executives, equal to the sum of bonus targets for the senior executives at various levels of performance.  The Compensation Committee established four separate performance levels and established bonus pool targets for each level.  The Compensation Committee then established five performance metrics to be measured in determining bonus: revenues; earnings per share from ongoing operations; cash generated from operations; market share metrics (including both daily average revenue trades and asset gathering) and overall effectiveness of management.  These metrics were selected because the Compensation Committee considered them the most essential drivers of the business during 2004.  Performance against each of the metrics varied such that for certain metrics executives received payment at the highest level and for other metrics executives received no payment at all.

                    As discussed in Proposal 3, for 2005, the Compensation Committee and the Board are submitting a new bonus plan for approval by shareholders.  If the 2005 Executive Bonus Plan is approved, the Compensation Committee and the Board propose to pay bonuses under the plan of up to: 2.5 percent of net income for the Chief Executive Officer; 1.75 percent of net income for the President and Chief Operating Officer; and 1.5 percent of net income for other Named Executive Officers.  A portion of the total bonus is likely to take the form of stock options or restricted stock (which has historically been granted outside the scope of the performance bonus plan), a certain amount of which will vest only if performance metrics are met.  Compensation Committee and Board may exercise negative discretion to reduce the actual payment to any or all of the participants under the plan based on the Company’s performance against key performance metrics communicated to investors, including net revenue and earnings per share.

                    The Compensation Committee believes strongly that equity compensation is the most effective tool available to ensure that senior executives remain focused on creating long term value for shareholders.  Equity compensation has been administered primarily through the Company’s 1996 Stock Incentive Plan.  If shareholders approve the 2005 Equity Incentive Plan submitted in Proposal 2, above, the Committee anticipates that equity compensation will be administered exclusively through that plan.  In addition, senior executives may participate in the Company’s 2002 Associate Stock Purchase Plan which allows employees of the Company to purchase shares of the Company’s stock at a discount, as provided under Section 423 of the Internal Revenue Code.   In 2004, the Board approved awards for senior executives of both stock options and restricted stock.  Both stock options and restricted stock were subject to the Company’s standard vesting schedule, providing for vesting in four equal annual installments.  Prior to that time, there is no vesting absent a special acceleration event as described in the “Employment Contracts, Termination of Employment and Change in Control Arrangements” below.  Generally, 75 percent of the value of equity compensation awards for 2004 were made in the form of stock options and 25 percent of the value of equity compensation awards were made in the form of restricted stock.  The Compensation Committee approached the awards in this manner because it felt the incentive for wealth creation by improving long term value of the Company’s stock is greater when awards are made in the form of stock options.

Compensation for 2004 for Named Executive Officers other than the CEO

                    As discussed above, compensation for the Named Executive Officers other than the Chief Executive Officer was comprised of three basic elements: base salary, a cash bonus opportunity under the Company’s Employee Bonus Program and long term incentives under the 1996 Stock Incentive Plan.  For 2004 the programs were administered as follows:

                    Base Salaries

                    The Compensation Committee believes that base salary is an important part of the compensation for each senior executive, but that more significant value for both the executives and shareholders is derived from the performance-based bonus plan and in the creation of long term value in the form of equity compensation.  Consequently, base salaries account for a minority portion of a senior executive’s total compensation.  The base salary for Mr. Caplan is $750,000 per year, the base salary for Mr. Lilien is $650,000 per year and the base salary for each of Messrs. Gelbard, Klobuchar (prior to his retirement in 2005) and Levine is $575,000 per year.

                    Bonus Program

                    Each of the Named Executive Officers has participated in the Company’s Employee Bonus Program.  Based on the performance achieved, the Company’s senior executives, including the Named Executive Officers, could receive a performance bonus, measured as a multiple of base salary.   For Messrs. Lilien, Gelbard, Klobuchar and Levine, the bonus payment targets ranged from one to five times base salary, depending on performance achieved.

                    As discussed above, performance thresholds were established for five separate metrics.  Performance against each of the metrics varied for 2004 such that for certain metrics senior executives received payment at the highest level and for other metrics senior executives received no payment at all.  Each of the Named Executive Officers received payments according to performance levels achieved.  The 2004 bonus payments were approximately 75 percent of the bonus payments made in 2003.  These bonuses were paid in February 2005.  The Summary Compensation Table, above, has reported bonuses on an “accrual” basis to provide shareholders with the most recent compensation information.

                    Equity Compensation

                    The Compensation Committee (and the full Board, in the case of the CEO) awards grants of stock options and restricted stock to its senior executives, including the Named Executive Officers, both as an incentive for superior performance and as a retention tool.  Typically, awards are made on an annual basis.  In May 2004, following a thorough review of all compensation programs for senior executives, the Compensation Committee made awards of stock options and restricted stock to the Company’s senior executives, including the Named Executive Officers.  The awards are reported in the Summary Compensation Table above.

Compensation for 2004 for the CEO

                    The CEO has participated in all programs applicable to the Company’s other senior executives; there are no programs uniquely available to the CEO.  Mr. Caplan receives a base salary of $750,000 and participates in the Employee Bonus Program, with the same performance levels applicable for the five metrics listed above.  As it was for Messrs. Lilien, Gelbard, Klobuchar and Levine, the bonus payment targets for Mr. Caplan ranged from one to five times base salary, depending on performance.  As for the other individuals, performance against each of the metrics varied such that for certain metrics Mr. Caplan received payment at the highest level and for other metrics he received no payment at all.  As for the other Named Executive Officers, the 2004 bonus payment for Mr. Caplan was approximately 75 percent of the bonus payment made in 2003.  Similarly, just as equity compensation awards were made for all other senior executives, Mr. Caplan received awards of stock options and restricted stock in May 2004 as reported in the Summary Compensation Table above.   Mr. Caplan’s total compensation for 2004, including base salary, bonus and equity compensation awards, was approximately two thirds of the compensation awarded in 2003.

Deduction Limit for Executive Compensation.

                    Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly-held companies for compensation paid to certain executive officers, to the extent that compensation exceeds $1.0 million per officer in any year. In calendar year 2000, the Company’s shareholders approved a performance-based bonus plan that would allow the amounts paid under the bonus plan to qualify for tax deduction.  While the Company does follow the terms of that plan, the Compensation Committee and the Company continue to believe that it is important to retain discretion over the compensation paid to the Company’s executive officers, and may elect to make certain awards outside of, or in addition to, the awards provided for in the Plan.  The Company and the Compensation Committee would make such awards only if they believe that those awards are in the long term interests of the Company’s shareholders.

                    In addition, the Company’s 1996 Stock Incentive Plan and the proposed 2005 Equity Incentive Plan are structured so that any compensation deemed paid to an executive officer in connection with the exercise of his or her outstanding options under the 1996 Stock Incentive Plan will qualify as performance-based compensation not subject to the $1.0 million limitation. However, the Compensation Committee generally reserves the right to pay amounts of compensation that may not be fully deductible if it believes that it is in the Company’s best interests to do so.

                    Submitted by Compensation Committee of the Board of Directors.

                    C. Cathleen Raffaeli, Chair
                    Michael K. Parks
                    Donna L. Weaver

Retirement Benefits

                    The Company has no retirement plan or benefit arrangements in place with any senior executives other than the Company’s 401(k) Plan, which is available to all employees.

Employment Contracts, Termination of Employment and Change in Control Arrangements

                    Effective September 1, 2004, the Company entered into employment agreements with Mitchell Caplan, Chief Executive Officer, and each of the Company’s other Section 16 officers: Jarrett Lilien; Arlen Gelbard; Louis Klobuchar; Joshua Levine; Robert Simmons and Russell Elmer.  The Company entered into an identical agreement with Dennis Webb when he was made a Section 16 officer effective January 3, 2005.  Each of these agreements is in an identical form and collectively, these are referred to as the “Executive Employment Agreements.”  The Executive Employment Agreements supersede all other employment agreements between the executives and the Company.

Each of the Executive Employment Agreements provides for a three year term of employment that will automatically renew for one year periods.  The Agreements provide for a base salary and provide that the respective executive is eligible to participate in the Company’s bonus plan, which may be modified as determined by the Compensation Committee, and participation in the Company’s general benefit plans.  Each of the agreements also provided that in the event that the executive’s employment is involuntarily terminated (as defined in the Executive Employment Agreements) less than 60 days before or within two years after a Change in Control of the Company (as defined in the Executive Employment Agreements), the executive is entitled to: (i) severance payments equal to two years’ base salary, two years’ bonus calculated at the target bonus rate and a pro-rated share of the bonus payment as of the date of the termination; (ii) continuation of health care, life insurance and certain other benefits until the earlier of an additional two years or the time the executive obtains alternative employment; (iii) acceleration of equity compensation grants in certain circumstances; and (iv) in certain circumstances, a “gross-up” payment to cover the impact of taxes under Section 280G of the Internal Revenue Code.  In the event that the executive’s employment is involuntarily terminated (as defined in the Executive Employment Agreements) in circumstances other than those relating to a Change in Control, the executive is entitled to: (i) severance payments equal to one year’s base salary, one year’s bonus calculated at the target bonus rate and a pro-rated share of the bonus payment as of the date of the termination; and (ii) continuation of health care, life insurance and certain other benefits until the earlier of an additional year or the time the executive obtains alternative employment.  In the event of the executive’s death, all equity compensation awards shall become immediately vested and the executive’s estate shall be entitled to a pro-rated portion of the executive’s target bonus for the year.  The form of the Executive Employment Agreement was previously filed with the Securities Exchange Commission.

                    As discussed above, outstanding options and restricted stock awards held by the Named Executive Officers, as well as all other employees, provide that unvested options and restricted stock awards will automatically vest in full and all unvested shares of Common Stock held by such individuals subject to direct issuance made under the 1996 Plan will immediately vest in full in the event of the termination of the officer’s employment within a defined time period following: (i) a Corporate Transaction (as defined in the 1996 Plan); or (ii) a Change in Control.  The Company anticipates that similar provisions will be incorporated into any options or restricted stock awards granted under the 2005 Equity Compensation Plan if such plan is approved by shareholders.

Compensation Committee Interlocks and Insider Participation

                    In 2004, the Compensation Committee was composed of Cathleen Raffaeli, Michael Parks and Donna Weaver.  Effective February 17, 2005, Daryl Brewster and Ronald Fisher were added to the Compensation Committee and Ms. Weaver resigned from the Compensation Committee.  None of these individuals was at any time during 2004 or at any other time, an officer or employee of the Company.  No executive officer of the Company serves as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee.

Certain Relationships and Related Transactions

                    In the normal course of business, E*TRADE Clearing LLC (“E*TRADE Clearing”), a subsidiary of the Company, extends credit to the Company’s principal officers and employees to finance their purchases of securities on margin.  The Company formerly had a policy that allowed its directors to hold margin accounts, but changed that policy to eliminate such accounts.  Margin loans to the Company’s principal officers and directors totaled approximately $6.6 million at December 31, 2004, $104.9 million at September 30, 2004, $101.5 million at June 30, 2004, $106.2 million at March 31, 2004 and $95.4 million as of December 31, 2003.  These margin loans are made on the same terms and conditions as E*TRADE Clearing’s loans to other non-affiliated customers and did not involve more than the normal risk of collectability or present other unfavorable features.

                    Each of the Company and William Porter, who was a director in 2004 but is not standing for re-election to the Board at this meeting, have been investors in a joint venture arrangement called KAP Group LLC (“KAP Group”).  Because Mr. Porter holds more than a 10% interest in KAP Group, dividends, distributions and similar payments that KAP Group makes to the Company may be deemed to be transactions with a related party for purposes of the rules and regulations under the Securities Act.  KAP Group has invested substantially all of its assets in two other entities, which were formed for the purpose of engaging in electronic options trading, including the International Stock Exchange (“ISE”).  Beginning in 2002, the Company received distributions from KAP Group in proportion to its ownership of shares totaling $13.8 million in 2004, $4.7 million in 2003 and $8.2 million in 2002.   Each of the Company and Mr. Porter had an interest in the ISE that was less than five percent of the ISE’s total outstanding shares.

Performance Graph

                    The following performance graph shows the cumulative total return to a holder of the Company’s Common Stock, assuming dividend reinvestment, compared with the cumulative total return, assuming dividend reinvestment, of the Standard & Poor’s 500 and the Standard & Poor’s Supercap Composite Diversified Financial Services Index during the period from December 31, 1999 through December 31, 2004.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG E*TRADE FINANCIAL CORPORATION., THE S & P 500 INDEX
AND THE S & P SUPERCAP DIVERSIFIELD FINANCIALS INDEX

	12/99	12/00	12/01	12/02	12/03	12/04

E*TRADE FINANCIAL CORPORATION	$100	$28.23	$39.23	$18.60	$48.42	$57.22
S&P 500	$100	$90.89	$80.09	$62.39	$80.29	$89.02
S&P SUPERCAP COMPOSITE DIVERSIFIED FINANCIAL SERVICES	$100	$123.57	$105.47	$81.69	$116.04	$128.68

•	$100 invested on 12/31/99 in stock or index, including reinvestment of dividends.

•	© 2002, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P.htm

Section 16(a) Beneficial Ownership Reporting Compliance

                    Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership of Common Stock and other equity securities of the Company with the Securities and Exchange Commission (the “SEC”).  Officers, directors and beneficial owners of more than 10% of any class of the Company’s equity securities are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

                    Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during the fiscal year ended December 31, 2004, all filing requirements under Section 16(a) applicable to its officers, directors, and greater than 10% beneficial owners were complied with.

SHAREHOLDER PROPOSALS

                    If the Company is notified of a shareholder proposal in the period from April 7, 2005 until May 26, 2005 that is intended to be presented at the May 26, 2005 meeting, such notice will be considered untimely and the proxies held by management of the Company provide such proxy holders the discretionary authority to vote against such shareholder proposal, even if the shareholder proposal is not discussed in the Proxy Statement.

                    Shareholders may submit proposals intended to be included in the Company’s Proxy Statement for next year’s annual meeting of shareholders at any time after the May 26, 2005 meeting; however, any proposal must be received by the Company no later than December 21, 2005.  The proposal must be mailed to the Company’s principal executive offices, 135 E. 57th Street, Suite 31, New York, New York  10022, Attention: Russell S. Elmer, Corporate Secretary.  Such proposals may be included in next year’s Proxy Statement if they comply with certain rules and regulations promulgated by the SEC.  Under the terms of the Company’s Bylaws, shareholders who intend to present an item of business at next year’s Annual Meeting of Shareholders other than those they wish to include in the Company’s proxy materials must provide notice of such business to the Corporate Secretary no earlier than November 21, 2005 and no later than December 21, 2005, as set forth more fully in the Bylaws.

AUDIT COMMITTEE REPORT

                    The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

                    In accordance with its written charter (a copy of which is attached hereto as Appendix A) as adopted by the Board of Directors (the “Board”), the Audit Committee of the Board assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company.  During the year ended December 31, 2004, the Audit Committee met eighteen times, and the Audit Committee discussed the interim financial information contained in each quarterly earnings announcement with the Company’s Chief Financial Officer and independent auditors prior to public release.  The Audit Committee is entirely made up of independent directors as defined in the New York Stock Exchange Listing Standards.  These independent directors meet in executive session with the Company’s independent and internal auditors without management on at least a quarterly basis.

                    In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with the auditors any relationships that may impact their objectivity and independence, including whether the independent auditors’ provision of non-audit services to the Company is compatible with the auditors’ independence, and satisfied itself as to the auditors’ independence.  The Audit Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company’s internal controls and the internal audit function’s organization, responsibilities, budget and staffing.  The Audit Committee reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks.

                    The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted accounting standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements.  The Audit Committee also discussed the results of internal audit examinations.

                    The Audit Committee reviewed and discussed the audited financial statements of the Company as of and for the year ended December 31, 2004, with management and the independent auditors.  Management has the responsibility for the preparation of the Company’s financial statements and the independent auditors have the responsibility for the examination of those statements.

                    Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the Securities and Exchange Commission.  The Audit Committee also recommended the reappointment, subject to shareholder ratification, of the independent auditors, and the Board concurred in such recommendation.

                    Submitted by the Audit Committee of the Company’s Board of Directors:

                                                                                                    Michael K. Parks (Chair)
                                                                                                    Lewis E. Randall
                                                                                                    Lester C. Thurow
                                                                                                    Donna L. Weaver

FORM 10-K

                    The Company filed an Annual Report on Form 10-K for the year ended December 31, 2004 with the Securities and Exchange Commission on March 10, 2005.  Shareholders may obtain a copy of this report without charge on its website or by writing to Russell S. Elmer, Corporate Secretary, at the Company’s principal offices located at 135 E. 57th Street, 31st Floor, New York, New York 10022.

OTHER MATTERS

                    Management does not know of any matters to be presented at this Annual Meeting other than those set forth herein and in the Notice accompanying this Proxy Statement.

APPENDIX A:  AUDIT COMMITTEE CHARTER

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

E*TRADE Financial Corporation
A Delaware corporation
(the “Company”)
Audit Committee Charter

                    This charter was adopted by the Board of Directors of the Company on January 22, 2003.

Purpose

                    The Audit Committee (the “Committee”) is created by the Board of Directors of the Company to serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system and to provide an open avenue of communication among the independent auditors, financial and senior management and the Board of Directors.

                    The Committee shall assist the Board in its oversight of:

•	the integrity of the financial statements of the Company;

•	the qualifications, independence and performance of the Company’s independent auditor;

•	the performance of the Company’s internal audit function; and

•	compliance by the Company with legal and regulatory requirements.

                    The Committee shall prepare the audit committee report that Securities and Exchange Commission rules require to be included in the Company’s annual proxy statement.

Membership

                    The Committee shall consist of at least three members, each of whom is “independent” according to the standards of the New York Stock Exchange and the Company (to the extent the Company maintains requirements that are more stringent).  The Nominating and Corporate Governance Committee of the Company (the “Governance Committee”) shall recommend nominees for appointment to the Committee annually and as vacancies or newly created positions occur.  Committee members shall be appointed by the Board annually and may be removed by the Board at any time.  The Board shall designate the Chair of the Committee.

Authority and Responsibilities

                    In addition to any other responsibilities which may be assigned from time to time by the Board, the Committee is authorized to undertake, and has responsibility for, the following matters.

Independent Auditors

                    The Committee has the sole authority to retain and terminate the independent auditors of the Company (subject, if applicable, to shareholder ratification), including sole authority to approve all audit engagement fees and terms and all non-audit services to be provided by the independent auditors.  The Committee must pre-approve each such non-audit service to be provided by the Company’s independent auditors.  The Committee may consult with management in the decision making process, but may not delegate this authority to management.  The Committee may, from time to time, delegate its authority to approve non-audit services on a preliminary basis to one or more Committee members, provided that such designees present any such approvals to the full Committee at the next Committee meeting.

                    The Committee shall review and approve the scope and staffing of the independent auditors’ annual audit plan(s).

                    The Committee shall evaluate the independent auditors’ qualifications, performance and independence, and shall present its conclusions and recommendations with respect to the independent auditors to the full Board on at least an annual basis.  As part of such evaluation, at least annually, the Committee shall:

•	obtain and review a report from the Company’s independent auditors:

• describing the independent auditor’s internal quality-control procedures;

•

describing any material issues raised by (i) the most recent internal quality-control review or peer review of the independent auditor, or (ii) any inquiry or investigation by governmental or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the auditing firm; and any steps taken to deal with any such issues;

• describing all relationships between the independent auditor and the Company; and

• assuring that Section 10A of the Securities Exchange Act of 1934 has not been implicated;

•	evaluate the adequacy of the auditors’ quality-control procedures and their compliance with such controls;

•	review and evaluate the senior members of the independent auditor team, particularly the lead audit partner;

•

consider whether the lead audit partner or the audit firm should be rotated in addition to the rotation of the lead audit or reviewing partner as required by law, so as to assure continuing auditor independence; and

•	obtain the opinion of management and the internal auditors of the independent auditor’s performance.

                    The Committee shall establish clear policies for the Company’s hiring of employees or former employees of the independent auditors.

Internal Auditors

                    At least annually, the Committee shall evaluate the performance, responsibilities, budget and staffing of the Company’s internal audit function and review the annual internal audit plan.  Such evaluation shall include a review of the responsibilities, budget and staffing of the Company’s internal audit function with the independent auditors.  The primary function of the Internal Audit Department shall be to assist the Audit Committee in fulfilling its oversight responsibilities by reviewing, in detail and on an on-going, daily basis: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company’s auditing, accounting and financial reporting processes generally.

                    At least annually, the Committee shall evaluate the performance of the senior internal auditing executive.

Financial Statements; Disclosure and Other Risk Management and Compliance Matters

                    The Committee shall review with management, the internal auditors and the independent auditor, in separate meetings if the Committee deems it appropriate:

•

the annual audited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis and Analysis of Financial Condition and Results of Operations”, prior to the filing of the Company’s Form 10-K;

•

the quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis and Analysis of Financial Condition and Results of Operations”, prior to the filing of the Company’s Form 10-Q;

•

any analyses or reports prepared by management, the internal auditors and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

•	the critical accounting policies and practices of the Company;

•	the effect of regulatory and accounting initiatives (including any SEC investigations or proceedings) on the financial statements of the Company;

•	the effect of off-balance sheet structures on the financial statements of the Company; and

•	any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles.

                    The Committee shall review, in conjunction with management, the Company’s policies with respect to the Company’s earnings press releases and all financial information, such as earnings guidance, provided to analysts and rating agencies, including the types of information to be disclosed and the types of presentation to be made and paying particular attention to the use of “pro forma” or “adjusted” “non-GAAP” information.

                    The Committee shall review periodically with the General Counsel, legal and regulatory matters that may have a material impact on the Company’s financial statements, compliance policies and programs.

                    The Committee shall, in conjunction with the CEO and CFO of the Company, periodically review the Company’s internal controls (including computerized information system controls and security) and disclosure controls and procedures, including whether there are any significant deficiencies in the design or operation of such controls and procedures, material weaknesses in such controls and procedures, any corrective actions taken with regard to such deficiencies and weaknesses and any fraud involving management or other employees with a significant role in such controls and procedures.

                    The Committee shall review and discuss with the independent auditor any audit problem or difficulties and management’s response thereto; including those matters required by Statement on Auditing Standards No. 61, including the following:

•	any restrictions on the scope of the independent auditor’s activities or access to requested information;

•	any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise);

•	any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement;

•	any management or internal control letter issued, or proposed to be issued, by the auditor; and

•	any significant disagreements between the Company’s management and the independent auditor.

                    The Committee shall review the Company’s policies and practices with respect to risk assessment and risk management, including discussing with management and the internal auditors the Company’s major financial risk exposures and the steps that have been taken to monitor and control such exposures.

                    The Committee shall establish and oversee procedures for:

•	the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and

•	the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

                    The Committee shall prepare the audit committee report that Securities and Exchange Commission rules require to be included in the Company’s annual proxy statement.

Reporting to the Board

                    The Committee shall report to the Board at least quarterly.  This report shall include a review of any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors, the performance of the internal audit function and any other matters that the Committee deems appropriate or is requested to be included by the Board.

                    At least annually, the Committee shall arrange for the independent auditors to be available to the full Board.

                    At least annually, the Committee shall review and assess the adequacy of this charter and recommend any proposed changes to the Board for approval.

                    At least annually, the Committee shall evaluate its own performance and report to the Board on such evaluation.

Procedures

                    The Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter, but not less frequently than quarterly.  Special meetings may be held from time to time pursuant to the call of the Chair of the Committee.  The Chair of the Committee, in consultation with the other committee members, shall determine the frequency and length of the committee meetings, shall set meeting agendas consistent with this charter and shall, when present, preside at the meetings of the Committee.  In lieu of a meeting, the Committee may also act by unanimous written consent resolution.  The Committee shall designate a person (who need not be a member of the Committee) to keep minutes of its meetings.  The minutes shall be retained by the Corporate Secretary of the Company.

                    At least quarterly, the Committee shall meet separately with management, with internal auditors or other personnel responsible for the internal audit function and with the independent auditor.

                    The Committee is authorized (without seeking Board approval) to retain special legal, accounting or other advisors and may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to meet with any members of, or advisors to, the Committee.  The Committee may also meet with the Company’s investment bankers or financial analysts who follow the Company.

                    The Committee may, to the full extent permitted by applicable law and regulation, delegate its authority to subcommittees of the Committee when it deems appropriate and in the best interests of the Company.

Limitations Inherent in the Audit Committee’s Role

                    It is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with GAAP.  This is the responsibility of management and the independent auditor.  It is also not the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the outside auditors or to assure compliance with laws and regulations and the Company’s policies generally.  Furthermore, it is the responsibility of the CEO and senior management to avoid and minimize the Company’s exposure to risk, and while the Committee is responsible for reviewing with management the guidelines and policies to govern the process by which risk assessment and management is undertaken, it is not the sole body responsible.

END APPENDIX A

APPENDIX B:  EXECUTIVE BONUS PLAN

E*TRADE FINANCIAL CORPORATION

EXECUTIVE BONUS PLAN

(EFFECTIVE MARCH 30, 2005)

I.	PURPOSES

The purposes of this Executive Bonus Plan (the “Plan”) are: (a) to provide greater  incentive for senior executives (defined for the purposes of this Plan to refer to those individuals designated as “Section 16 Officers” and executives referred to internally as members of the “Officer Team” or the equivalent) to exert their best efforts on behalf of E*TRADE Financial Corporation (the “Company”) by rewarding them for services rendered with compensation that is in addition to their regular salaries; (b) to attract and retain persons of outstanding competence; and (c) to further the alignment of interests of employees with those of shareholders through a strong performance-based reward system.

II.	FORM OF AWARDS

Incentive compensation awards under this Plan payable to the Company’s senior executives shall be generally granted in cash, less any applicable withholding taxes; provided that the Compensation Committee of the Board of Directors (the “Committee”) may determine that all or a portion of any award may be paid in equity based incentive, including without limitation stock options, restricted shares, or outright grants of Company stock.

III.	DETERMINATION OF AWARDS

Incentive awards for participants, including the Chief Executive Officer, shall be determined annually according to Performance Metrics established in the first 90 days of each year by the Compensation Committee of the Company’s Board of Directors (the “Board”).  To ensure thorough and independent oversight in the case of the Chief Executive Officer, Performance Metrics must be reviewed and ratified by the independent members of the full Board.  Performance Metrics shall include one or more of the following: target company revenue, earnings per share, net income, operating income, gross margin, operating margin, pre-tax profit, net operating income, cash generation, cash management, return on capital, return on assets, return on investment, risk management, market share (including, inter alia, daily average revenue trades, asset gathering), product development and distribution, human resources (e.g., employee retention or satisfaction), customer service/satisfaction results, satisfactory completion of identified special projects and overall effectiveness of management.  Performance Metrics shall be established as absolute values, relative performance against an identified comparator group or a combination of both, and may be based on performance of the Company, a subsidiary, or a division, business unit or business segment of the Company or a subsidiary.  Incentive awards described in this subsection shall be calculated and paid on an annual basis, based on performance over the course of that year.  Ordinarily, incentive awards will be paid within a range, beginning with a minimum level if actual performance against the Performance Metrics meets a minimum level up to a highest range if actual performance against the Performance Metrics meets or exceeds a pre-established level.  In the event that the Company does not achieve at least the minimum threshold Performance Metric(s) goals, then employees will not be entitled to any payment under this plan for the portion of bonus attributable to the Performance Metric(s) not met.  With respect to all individuals other than Section 162(m) “covered employees”, the Committee or its designee reserves the right to modify any criteria, goals, or payment amounts as appropriate under the business conditions then existing.

Incentive awards under this Plan for senior executives, including the Chief Executive Officer, shall be determined annually, solely according to the achievement of previously established Performance Metrics, and may exclude restructurings, discontinued operations, extraordinary items, unusual or non-recurring charges, and the effects of tax or accounting changes.  To ensure thorough and independent oversight, the independent members of the Board must review and ratify the Chief Executive Officer’s award each year.  Payouts for the Chief Executive Officer shall be made on an annual basis, based on the Company’s results for the full year.

Notwithstanding anything to the contrary contained in this Plan, the Board and the Committee shall have the power, in its sole discretion, to reduce the amount payable to any participant (or to determine that no amount shall be payable to such  participant) with respect to any award prior to the time the amount otherwise would have become payable hereunder. In the event of such a reduction, the amount of such reduction shall not increase the amounts payable to other participants under the Plan.  The maximum award that may be payable to any one individual under this Plan, including the Chief Executive Officer, shall be 2.5 percent of net income, as determined in accordance with generally accepted accounting principles as reported in the Company’s financial statements.

IV.	ADMINISTRATION

Except as otherwise specifically provided, the Plan shall be administered by the Committee or, in the case of individuals other than the Chief Executive Officer and Section 162(m) “covered employees”, the Committee’s designee.  The Committee members shall be appointed pursuant to the Bylaws.  In the case of the Chief Executive Officer, the Plan shall be administered by the Committee, whose actions must be reviewed and ratified by the independent members of the full Board.

The  decision of the Committee (or, in the case of the Chief Executive Officer, the Board) with  respect to questions arising  as  to  plan interpretation, including the severability of any and all provisions, shall be, in its sole and  absolute discretion, final, conclusive and binding.

V.	ELIGIBILITY FOR AWARDS

No award may be granted to a member of the Company’s Board of Directors  except for services performed as an employee.

Except in the event of retirement, death, or disability, to be eligible for an award an employee shall be employed by the Company as of the date final award amounts are calculated and approved by the Committee under this Plan.

For purposes of this Plan, the term “senior executive” shall include an employee of a corporation or other business entity in which this Company  shall  directly  or  indirectly own  50% or more of the outstanding voting stock or other ownership interest and who is designated by the Committee or the Board as a senior executive.

VI.	AWARDS

The Committee (or, in the case of the Chief Executive Officer, the Board) shall determine each year the payments, if any, to be made under the Plan.  Awards for any fiscal year shall be granted not later than the end of the first quarter of the fiscal year, and payments shall be made as soon as practicable after the close of the fiscal year.

VII.	DEFERRAL OF AWARDS

A participant in this Plan who is also eligible to participate in a deferred compensation plan of the Company may elect to defer payments according to the terms of that plan.

VIII.	RECOMMENDATIONS AND GRANTING OF AWARDS

Any award shall be made in the sole discretion of the Committee, which shall take final action on any such award except that, with respect to the Chief Executive Officer, any action must be approved by the full Board.  No person shall have a right to an award under this Plan until final action has been taken granting such award.

IX.	AMENDMENTS AND EXPIRATION DATE

While it is the intention of the Company to grant awards annually, the Committee reserves the right to modify or amend this Plan or to direct the discontinuance of granting awards.

X.	MISCELLANEOUS

Nothing contained herein shall be construed as a guarantee of continued employment of any participant hereunder.  This Plan shall be construed and governed in accordance with the laws of the State of New York.

END APPENDIX B

E*TRADE Financial Corporation

2005 Equity Incentive Plan

(continued)

(continued)

(continued)

E*TRADE Financial Corporation
2005 Equity Incentive Plan

          1.          ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

                       1.1          Establishment.  The E*TRADE Financial Corporation 2005 Equity Incentive Plan (the “Plan”) is hereby established effective as of ____________, 2005, the date of its approval by the stockholders of the Company (the “Effective Date”).

                       1.2          Purpose.  The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.  The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Stock Purchase Rights, Stock Bonuses, Restricted Stock Units, Performance Shares, Performance Units, Deferred Compensation Awards, Nonemployee Director Awards, Cash-Based Awards and Other Stock-Based Awards.

                       1.3          Term of Plan.  The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, within ten (10) years from the Effective Date.

          2.          DEFINITIONS AND CONSTRUCTION.

                       2.1        Definitions.  Whenever used herein, the following terms shall have their respective meanings set forth below:

                                    (a)          “Affiliate” means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly, or indirectly through one or more intermediary entities.  For this purpose, the term “control” (including the term “controlled by”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

                                    (b)          “Award” means any Option, Stock Appreciation Right, Stock Purchase Right, Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Deferred Compensation Award, Nonemployee Director Award, Cash-Based Award or Other Stock-Based Award granted under the Plan.

                                    (c)          “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.

1

                                    (d)          “Board” means the Board of Directors of the Company.

                                    (e)          “Cash-Based Award” means an Award denominated in cash and granted pursuant to Section 13.

                                    (f)          “Cause” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.

                                    (g)          “Change in Control” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service, the occurrence of any of the following:

                                                   (i)          any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than (1) a trustee or other fiduciary holding stock of the Company under an employee benefit plan of a Participating Company or (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of stock of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then-outstanding voting stock; or

                                                   (ii)         a change in the composition of the Board over a period of thirty six (36) consecutive months or less such that individuals who, at the beginning of such period, constitute the Board cease, by reason of one or more contested elections for Board membership, to constitute at least a majority of the Board, unless the election, or the nomination for election by the stockholders of the Company, of each new Director was approved by a vote of at least a majority of the Directors then still in office who were Directors at the beginning of the period; or

2

                                                   (iii)        an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of an Ownership Change Event described in Section 2.1(ff)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

                                                   (iv)        a liquidation or dissolution of the Company.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities.  The Committee shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

                                    (h)          “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

                                    (i)          “Committee” means the Compensation Committee, the Nominating and Corporate Governance Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board.  If no committee of the Board has been appointed to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

                                    (j)          “Company” means E*TRADE Financial Corporation, a Delaware corporation, or any successor corporation thereto.

                                    (k)          “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on a Form S-8 Registration Statement under the Securities Act.

                                    (l)           “Covered Employee” means any Employee who is or may become a “covered employee” as defined in Section 162(m), or any successor statute, and who is designated, either as an individual Employee or a member of a class of Employees, by the Committee no later than (i) the date ninety (90) days after the beginning of the Performance Period, or (ii) the date on which twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

                                    (m)         “Deferred Compensation Award” means an award granted to a Participant pursuant to Section 11.

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                                    (n)          “Director” means a member of the Board.

                                    (o)          “Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

                                    (p)          “Dividend Equivalent” means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

                                    (q)          “Employee” means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company; provided, however, that neither service as a member of the Board nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan.  The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be.  For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

                                    (r)          “Exchange Act” means the Securities Exchange Act of 1934, as amended.

                                    (s)          “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

                                                   (i)          Except as otherwise determined by the Committee, if, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the average of the high and low sale prices of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the New York Stock Exchange or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable.  If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

                                                   (ii)        Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value on the basis of the opening, closing, high, low or average sale price of a share of Stock or the actual sale price of a share of Stock received by a Participant, on such date, the preceding trading day or the next succeeding trading day or an average determined over a period of trading days.  The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan.

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                                                   (iii)       If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

                                    (t)          “Full Value Award” means any Award settled in Stock, other than (i) an Option, (ii) a Stock Appreciation Right, (iii) a Stock Purchase Right or an Other Stock-Based Award under which the Company will receive monetary consideration equal to the Fair Market Value of the shares subject to such Award, (iv) a Deferred Compensation Award which is an elective cash compensation reduction award described in Section 11.1(a) or a stock issuance deferral award described in Section 11.1(b), or (v) an Other Stock-Based award based on appreciation in the Fair Market Value of the Stock.

                                    (u)          “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

                                    (v)          “Insider” means an Officer, Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

                                    (w)          “Insider Trading Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

                                    (x)          “Net-Exercise” means a procedure by which the Participant will be issued a number of shares of Stock determined in accordance with the following formula:

N =	X(A-B)/A, where
“N” = the number of shares of Stock to be issued to the Participant upon exercise of the Option;
“X” = the total number of shares with respect to which the Participant has elected to exercise the Option;
“A” = the Fair Market Value of one (1) share of Stock determined on the exercise date; and
“B” = the exercise price per share (as defined in the Participant’s Award Agreement)

                                    (y)          “Nonemployee Director” means a Director who is not an Employee.

                                    (z)          “Nonemployee Director Award” means a Nonemployee Director Option or other Award granted to a Nonemployee Director granted pursuant Section 12.

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                                    (aa)        “Nonemployee Director Option” means an Option granted to a Nonemployee Director pursuant to Section 12.

                                    (bb)        “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) an incentive stock option within the meaning of Section 422(b) of the Code.

                                    (cc)        “Officer” means any person designated by the Board as an officer of the Company.

                                    (dd)        “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to Section 6 or a Nonemployee Director Option granted pursuant to Section 12.

                                    (ee)        “Other Stock-Based Award” means an Award denominated in shares of Stock and granted pursuant to Section 13.

                                    (ff)        “Ownership Change Event” means the occurrence of any of the following with respect to the Company:  (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

                                    (gg)        “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

                                    (hh)        “Participant” means any eligible person who has been granted one or more Awards.

                                    (ii)        “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

                                    (jj)        “Participating Company Group” means, at any point in time, all entities collectively which are then Participating Companies.

                                    (kk)        “Performance Award” means an Award of Performance Shares or Performance Units.

                                    (ll)        “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more threshold levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

                                    (mm)        “Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) for certain performance-based compensation paid to Covered Employees.

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                                    (nn)        “Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3.

                                    (oo)        “Performance Period” means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.

                                    (pp)        “Performance Share” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based on performance.

                                    (qq)        “Performance Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon performance.

                                    (rr)        “Predecessor Plan” means the Company’s 1996 Stock Incentive Plan.

                                    (ss)        “Restricted Stock Unit” or “Stock Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 9 or Section 11, respectively, to receive a share of Stock on a date determined in accordance with the provisions of Section 9 or Section 11, as applicable, and the Participant’s Award Agreement.

                                    (tt)        “Restriction Period” means the period established in accordance with Section 8.5 during which shares subject to a Stock Award are subject to Vesting Conditions.

                                    (uu)        “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

                                    (vv)        “SAR” or “Stock Appreciation Right” means a bookkeeping entry representing, for each share of Stock subject to such SAR, a right granted to a Participant pursuant to Section 7 to receive payment of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.

                                    (ww)        “Section 162(m)” means Section 162(m) of the Code.

                                    (xx)        “Section 409A” means Section 409A of the Code (including regulations or administrative guidelines thereunder).

                                    (yy)        “Securities Act” means the Securities Act of 1933, as amended.

                                    (zz)        “Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant.  A Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service.  Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or

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other bona fide leave of absence approved by the Company.  However, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated unless the Participant’s right to return to Service is guaranteed by statute or contract.  Notwithstanding the foregoing, unless otherwise designated by the Company, a leave of absence shall be treated as Service for purposes of determining vesting under the Participant’s Award Agreement.  A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the entity for which the Participant performs Service ceasing to be a Participating Company.  Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

                                    (aaa)      “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.4.

                                    (bbb)      “Stock Award” means an Award of a Stock Bonus or a Stock Purchase Right.

                                    (ccc)       “Stock Bonus” means Stock granted to a Participant pursuant to Section 8.

                                    (ddd)       “Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8.

                                    (eee)       “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

                                    (fff)       “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

                                    (ggg)       “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s purchase price for such shares upon the Participant’s termination of Service.

                       2.2          Construction.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan.  Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular.  Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

          3.          ADMINISTRATION.

                       3.1          Administration by the Committee.  The Plan shall be administered by the Committee.  All questions of interpretation of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.

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                       3.2          Authority of Officers.  Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election.  The Board or Committee may, in its discretion, delegate to a committee comprised of one or more Officers the authority to grant one or more Awards, without further approval of the Board or the Committee, to any Employee, other than a person who, at the time of such grant, is an Insider; provided, however, that (a) such Awards shall not be granted for shares in excess of the maximum aggregate number of shares of Stock authorized for issuance pursuant to Section 4.1, (b) each such Award which is a Full Value Award shall be subject to minimum vesting provisions described in Section 5.3(c), (c) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan, and (d) each such Award shall conform to such limits and guidelines as shall be established from time to time by resolution of the Board or the Committee.

                       3.3          Administration with Respect to Insiders.  With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

                       3.4          Committee Complying with Section 162(m).  If the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award intended to result in the payment of Performance-Based Compensation.

                       3.5          Powers of the Committee.  In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

                                      (a)          to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;

                                      (b)          to determine the type of Award granted;

                                      (c)          to determine the Fair Market Value of shares of Stock or other property;

                                      (d)          to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the

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withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

                                      (e)          to determine whether an Award will be settled in shares of Stock, cash, or in any combination thereof;

                                      (f)          to approve one or more forms of Award Agreement;

                                      (g)          to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

                                      (h)          to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

                                      (i)          without the consent of the affected Participant and notwithstanding the provisions of any Award Agreement to the contrary, to unilaterally substitute at any time a Stock Appreciation Right providing for settlement solely in shares of Stock in place of any outstanding Option, provided that such Stock Appreciation Right covers the same number of shares of Stock and provides for the same exercise price (subject in each case to adjustment in accordance with Section 4.4) as the replaced Option and otherwise provides substantially equivalent terms and conditions as the replaced Option, as determined by the Committee;

                                      (j)          to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

                                      (k)          to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

                        3.6          Option or SAR Repricing.  Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Board shall not approve either (a) the cancellation of outstanding Options or SARs and the grant in substitution therefore of new Options or SARs having a lower exercise price or (b) the amendment of outstanding Options or SARs to reduce the exercise price thereof.  This paragraph shall not be construed to apply to “issuing or assuming a stock option in a transaction to which Section 424(a) applies,” within the meaning of Section 424 of the Code.

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                       3.7          Indemnification.  In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

          4.          SHARES SUBJECT TO PLAN.

                       4.1          Maximum Number of Shares Issuable.  Subject to adjustment as provided in Sections 4.2, 4.3 and 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be equal to the lesser of (a) the number of shares of Stock available for grant under the Predecessor Plan as of the Effective Date or (b) forty two million (42,000,000) shares, and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.

                       4.2          Share Accounting.  If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s original purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan.  Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award, other than an Option or SAR, that is settled in cash.  Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 17.2 shall not again be available for issuance under the Plan.  Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the SAR is exercised.  If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net-Exercise, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised.

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                       4.3          Adjustment for Unissued or Forfeited Predecessor Plan Shares.  The maximum aggregate number of shares of Stock that may be issued under the Plan as set forth in Section 4.1 shall be cumulatively increased from time to time by:

                                       (a)          the number of shares of Stock subject to that portion of any award outstanding pusuant to the Predecessor Plan as of the Effective Date which, on or after such date, expires or is terminated or canceled for any reason without having been exercised or settled; and

                                       (b)          the number of shares of Stock acquired pursuant to the Predecessor Plan subject to forfeiture or repurchase by the Company which, on or after the Effective Date, are so forfeited or repurchased for an amount not greater than the Participant’s original purchase price; provided, however, that the aggregate number of shares of Stock authorized for issuance under the Predecessor Plans that may become authorized for issuance under the Plan pursuant to this Section 4.3 shall not exceed thirty-nine million (39,000,000), subject to adjustment as provided in Section 4.4.

                       4.4          Adjustments for Changes in Capital Structure.  Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, in the maximum adjustment for unissued or forfeited Predecessor Plan shares set forth in Section 4.3, in the Award limits set forth in Section 5.3, in the number of shares subject to Nonemployee Director Options as set forth in Section 12.1 and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan.  For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.”  If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares.  In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion.  Any fractional share resulting from an adjustment pursuant to this Section 4.4 shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award.  The Committee in its sole discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods.  The adjustments determined by the Committee pursuant to this Section 4.4 shall be final, binding and conclusive.

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          The Committee may, without affecting the number of Shares reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Sections 409A and 422 and any related guidance issued by the U.S. Treasury Department, where applicable.

          5.          ELIGIBILITY, PARTICIPATION AND AWARD LIMITATIONS.

                       5.1          Persons Eligible for Awards.  Awards may be granted only to Employees, Consultants and Directors.  A Nonemployee Director Award may be granted only to a person who, at the time of grant, is a Nonemployee Director.

                       5.2          Participation in Plan.  Awards, other than Nonemployee Director Awards, are granted solely at the discretion of the Committee.  Eligible persons may be granted more than one Award.  However, excepting Nonemployee Director Awards, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

                       5.3          Award Limitations.

                                      (a)          Incentive Stock Option Limitations.

                                                     (i)          Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Section 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed forty two million (42,000,000) shares.  The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Section 4.2, 4.3 and Section 4.4.

                                                     (ii)          Persons Eligible.  An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”).  Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.  An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee of an ISO-Qualifying Corporation shall be deemed granted effective on the date such person commences Service with an ISO-Qualifying Corporation, with an exercise price determined as of such date in accordance with Section 8.2.

                                                     (iii)          Fair Market Value Limitation.  To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time

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during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options.  For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted.  If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code.  If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising.  In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first.  Upon exercise, shares issued pursuant to each such portion shall be separately identified.

                                      (b)          Aggregate Limit on Full Value Awards.  Subject to adjustment as provided in Section 4.4, in no event shall more than twenty million (20,000,000) shares in the aggregate be issued under the Plan pursuant to Full Value Awards.

                                      (c)          Limit on Full Value Awards without Minimum Vesting.  Except with respect to a maximum of five percent (5%) of the maximum aggregate number of shares of Stock that may be issued under the Plan, as provided in Sections 4.1, 4.2, 4.3 and 4.4, any Full Value Award which vests on the basis of the Participant’s continued Service shall not provide for vesting which is any more rapid than over a period of three (3) years, and any Full Value Award which vests on the basis of the attainment of performance goals shall not provide for a performance period of less than twelve (12) months; provided, however, that such limitations shall not preclude the acceleration of vesting of any such Award upon the death, disability, retirement or involuntary termination of Service of the Participant or upon or following a Change in Control, as determined by the Committee in its discretion.

                                      (d)          Section 162(m) Award Limits.  The following limits shall apply to the grant of any Award if, at the time of grant, the Company is a “publicly held corporation” within the meaning of Section 162(m).

                                                     (i)          Options and SARs.  Subject to adjustment as provided in Section 4.4, no Employee shall be granted within any fiscal year of the Company one or more Options or Freestanding SARs which in the aggregate are for more than one million five hundred thousand (1,500,000) shares.

                                                     (ii)          Stock Awards and Restricted Stock Unit Awards.  Subject to adjustment as provided in Section 4.4, no Employee shall be granted within any fiscal year of the Company one or more Stock Awards or Restricted Stock Unit Awards, the grant or vesting of which is based on the attainment of Performance Goals, for more than one million five hundred thousand (1,500,000) shares.

                                                     (iii)         Performance Awards.  Subject to adjustment as provided in Section 4.4, no Employee shall be granted (1) Performance Shares which could result in such Employee receiving more than one million five hundred thousand (1,500,000) shares for each

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full fiscal year of the Company contained in the Performance Period for such Award, or (2) Performance Units which could result in such Employee receiving more than five million ($5,000,000) for each full fiscal year of the Company contained in the Performance Period for such Award.  No Participant may be granted more than one Performance Award for the same Performance Period.

                                                     (iv)          Cash-Based Awards and Other Stock-Based Awards.  Subject to adjustment as provided in Section 4.4, no Employee shall be granted (1) Cash-Based Awards in any fiscal year of the Company, the grant or vesting of which is based on the attainment of Performance Goals, which could result in such Employee receiving more than five million ($5,000,000), or (2) Other Stock-Based Awards in any fiscal year of the Company, the grant or vesting of which is based on the attainment of Performance Goals, which could result in such Employee receiving more than one million five hundred thousand (1,500,000) shares.

          6.          STOCK OPTIONS.

                        Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish.  No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement.  Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 19 with respect to Section 409A if applicable, and, except as otherwise set forth in Section 12 with respect to Nonemployee Director Options, shall comply with and be subject to the following terms and conditions:

                        6.1          Exercise Price.  The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option.  Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

                        6.2          Exercisability and Term of Options.  Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option.  Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

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                        6.3          Payment of Exercise Price.

                                        (a)          Forms of Consideration Authorized.  Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash or by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by delivery of a properly executed notice electing a Net-Exercise, (v) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, provided, however, that the Committee shall not permit payment by means of a Participant’s promissory note, or (vi) by any combination thereof.  The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

                                        (b)          Limitations on Forms of Consideration.

                                                       (i)          Tender of Stock.  Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.  Unless otherwise provided by the Committee, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months (or such other period, if any, as the Committee may permit) and not used for another Option exercise by attestation during such period, or were not acquired, directly or indirectly, from the Company.

                                                       (ii)         Cashless Exercise.  The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

                        6.4          Effect of Termination of Service.

                                        (a)          Option Exercisability.  Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Committee in the grant of an Option and set forth in the Award Agreement, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate:

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                                                        (i)          Disability.  If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

                                                        (ii)          Death.  If the Participant’s Service terminates because of the death of the Participant, any unexercisable or unvested portion of the Option shall be immediately exercisable and vested in full on the date on which the Participant’s Service terminated and may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.  The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.

                                                        (iii)          Termination for Cause.  Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause for termination of Service, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.

                                                        (iv)          Other Termination of Service.  If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable by the Participant on the date on which the Participant’s Service terminated, may be exercised by the Participant (1) at any time prior to the expiration of six (6) months after the date on which the Participant’s Service terminated if the Participant remains subject to the Insider Trading Policy for a period of at least sixty (60) days following the date on which the Participant’s Service terminated or (2) at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated in the case of any other Participant, but in any event no later than the Option Expiration Date.

                                        (b)          Extension if Exercise Prevented by Law.  Notwithstanding the foregoing, other than termination for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 16 below, the Option shall remain exercisable until three (3) months (or such longer period of time as determined by the Committee, in its discretion) after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

                                        (c)          Extension if Participant Subject to Section 16(b).  Notwithstanding the foregoing, other than termination for Cause, if a sale within the applicable time periods set forth in Section 6.4(a) of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant’s termination of Service, or (iii) the Option Expiration Date.

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                        6.5          Transferability of Options.  During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative.  An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  Notwithstanding the foregoing, a Nonstatutory Stock Option shall be assignable or transferable to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option.

          7.          STOCK APPRECIATION RIGHTS.

                       Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish.  No SAR or purported SAR shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement.  Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference, including provisions of Section 19 with respect to Section 409A if applicable, and shall comply with and be subject to the following terms and conditions:

                        7.1          Types of SARs Authorized.  SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”).  A Tandem SAR may only be granted concurrently with the grant of the related Option.

                        7.2          Exercise Price.  The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.

                        7.3          Exercisability and Term of SARs.

                                       (a)          Tandem SARs.  Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option.  The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms.  A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled.  Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised.  Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

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                                       (b)          Freestanding SARs.  Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR.

                        7.4          Exercise of SARs.  Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.  Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum as soon as practicable following the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee in compliance with Section 409A.  Unless otherwise provided in the Award Agreement evidencing a Freestanding SAR, payment shall be made in a lump sum as soon as practicable following the date of exercise of the SAR.  The Award Agreement evidencing any Freestanding SAR may provide for deferred payment in a lump sum or in installments in compliance with Section 409A.  When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR.  For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.

                        7.5          Deemed Exercise of SARs.  If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

                        7.6          Effect of Termination of Service.  Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee in the grant of an SAR and set forth in the Award Agreement, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.

                        7.7          Nontransferability of SARs.  During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative.  An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  Notwithstanding the foregoing, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such SAR.

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          8.         STOCK AWARDS.

                       Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Stock Bonus or a Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish.  No Stock Award or purported Stock Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement.  Award Agreements evidencing Stock Awards may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 19 with respect to Section 409A, if applicable, and shall comply with and be subject to the following terms and conditions:

                        8.1          Types of Stock Awards Authorized.  Stock Awards may be granted in the form of either a Stock Bonus or a Stock Purchase Right.  Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4.  If either the grant of a Stock Award or the lapsing of the Restriction Period is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

                        8.2          Purchase Price.  The purchase price for shares of Stock issuable under each Stock Purchase Right shall be established by the Committee in its discretion.  No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit.  Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Stock Award.

                        8.3          Purchase Period.  A Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Stock Purchase Right.

                        8.4          Payment of Purchase Price.  Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Stock Purchase Right shall be made (a) in cash or by check or cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iii) by any combination thereof.  The Committee may at any time or from time to time grant Stock Purchase Rights which do not permit all of the foregoing forms of consideration to be used in payment of the purchase price or which otherwise restrict one or more forms of consideration.

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                        8.5          Vesting and Restrictions on Transfer.  Subject to Section 5.3(c), Shares issued pursuant to any Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.  During any Restriction Period in which shares acquired pursuant to a Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8.  The Committee, in its discretion, may provide in any Award Agreement evidencing a Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Stock Award would otherwise occur on a day on which the sale of such shares would violate the Company’s Insider Trading Policy, then the satisfaction of the Vesting Conditions automatically be deemed to occur on the next day on which the sale of such shares would not violate the Insider Trading Policy.  Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

                        8.6          Voting Rights; Dividends and Distributions.  Except as provided in this Section, Section 8.5 and any Award Agreement, during any Restriction Period applicable to shares subject to a Stock Award, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares.  However, in the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

                        8.7          Effect of Termination of Service.  Unless otherwise provided by the Committee in the Award Agreement evidencing a Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.  The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

                        8.8          Nontransferability of Stock Award Rights.  Rights to acquire shares of Stock pursuant to a Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

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          9.          RESTRICTED STOCK UNIT AWARDS.

                       Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish.  No Restricted Stock Unit Award or purported Restricted Stock Unit Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement.  Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 19 with respect to Section 409A, if applicable, and shall comply with and be subject to the following terms and conditions:

                       9.1          Grant of Restricted Stock Unit Awards.  Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4.  If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

                       9.2          Purchase Price.  No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit.  Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.

                       9.3          Vesting.  Subject to Section 5.3(c), Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.

                       9.4          Voting Rights, Dividend Equivalent Rights and Distributions.  Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to the particular shares subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated.  Such Dividend Equivalents, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock.  The number of

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additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date.  Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Restricted Stock Units originally subject to the Restricted Stock Unit Award.  In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

                       9.5          Effect of Termination of Service.  Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

                       9.6          Settlement of Restricted Stock Unit Awards.  The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes.  If permitted by the Committee, subject to the provisions of Section 19 with respect to Section 409A, the Participant may elect in accordance with terms specified in the Award Agreement to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) elected by the Participant shall be set forth in the Award Agreement.  Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.  The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that, if the settlement of the Award with respect to any shares would otherwise occur on a day on which the sale of such shares would violate the Company’s Insider Trading Policy, then the settlement with respect to such shares shall occur on the next day on which the sale of such shares would not violate the Insider Trading Policy.

                       9.7          Nontransferability of Restricted Stock Unit Awards.  The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or

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garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

          10.        PERFORMANCE AWARDS.

                       Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish.  No Performance Award or purported Performance Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement.  Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 19 with respect to Section 409A, if applicable, and shall comply with and be subject to the following terms and conditions:

                       10.1         Types of Performance Awards Authorized.  Performance Awards may be granted in the form of either Performance Shares or Performance Units.  Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

                       10.2         Initial Value of Performance Shares and Performance Units.  Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.4, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant.  The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

                       10.3         Establishment of Performance Period, Performance Goals and Performance Award Formula.  In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant.  Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to each Performance Award intended to result in the payment of Performance-Based Compensation, the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain.  Once established, the Performance Goals and Performance Award Formula applicable to a Covered Employee shall not be changed during the Performance Period.  The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

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                       10.4         Measurement of Performance Goals.  Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

                                       (a)          Performance Measures.  Performance Measures shall have the same meanings as used in the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company’s industry.  Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee.  For purposes of the Plan, the Performance Measures applicable to a Performance Award shall be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award.  Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award.  Performance Measures may be one or more of the following, as determined by the Committee:

(i)	revenue;

(ii)	sales;

(iii)	expenses;

(iv)	operating income;

(v)	gross margin;

(vi)	operating margin;

(vii)	earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;

(viii)	pre-tax profit;

(ix)	net operating income;

(x)	net income;

(xi)	economic value added;

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(xii)	free cash flow;

(xiii)	operating cash flow;

(xiv)	stock price;

(xv)	earnings per share;

(xvi)	return on stockholder equity;

(xvii)	return on capital;

(xviii)	return on assets;

(xix)	return on investment;

(xx)	employee satisfaction;

(xxi)	employee retention;

(xxii)	balance of cash, cash equivalents and marketable securities;

(xxiii)	market share;

(xxiv)	daily average revenue trades;

(xxv)	asset gathering metrics;

(xxvi)	number of customers;

(xxvii)	customer satisfaction;

(xxviii)	product development;

(xxix)	completion of a joint venture or other corporate transaction;

(xxx)	completion of identified special project; and

(xxxi)	overall effectiveness of management.

                                       (b)          Performance Targets.  Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period.  A Performance Target may be stated as an absolute value or as a value determined relative to an index, budget or other standard selected by the Committee.

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                       10.5          Settlement of Performance Awards.

                                       (a)          Determination of Final Value.  As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

                                       (b)          Discretionary Adjustment of Award Formula.  In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a Covered Employee to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine.  If permitted under a Covered Employee’s Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula.  No such reduction may result in an increase in the amount payable upon settlement of another Participant’s Performance Award that is intended to result in Performance-Based Compensation.

                                       (c)          Effect of Leaves of Absence.  Unless otherwise required by law or a Participant’s Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on a leave of absence.

                                       (d)          Notice to Participants.  As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

                                       (e)          Payment in Settlement of Performance Awards.  Subject to the provisions of Section 19 with respect to Section 409A, as soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award.  Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee.  Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum.  If permitted by the Committee, and subject to the provisions of Section 19 with respect to Section 409A, the Participant may elect to defer receipt of all or any portion of the payment to be made to Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement.  If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalents or interest.

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                                       (f)          Provisions Applicable to Payment in Shares.  If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the value of a share of Stock determined by the method specified in the Award Agreement.  Such methods may include, without limitation, the closing market price on a specified date (such as the settlement date) or an average of market prices over a series of trading days.  Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5.  Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.

                       10.6          Voting Rights; Dividend Equivalent Rights and Distributions.  Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to the particular shares subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited.  Such Dividend Equivalents, if any, shall be credited to the Participant in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock.  The number of additional Performance Shares (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date.  Dividend Equivalents may be paid currently or may be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee.  Settlement of Dividend Equivalents may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5.  Dividend Equivalents shall not be paid with respect to Performance Units.  In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

                       10.7          Effect of Termination of Service.  Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:

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                                       (a)          Death or Disability.  If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of days of the Participant’s Service during the Performance Period.  Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

                                       (b)          Other Termination of Service.  If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety.

                       10.8         Nontransferability of Performance Awards.  Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

          11.          DEFERRED COMPENSATION AWARDS.

                         11.1        Establishment of Deferred Compensation Award Programs.  This Section 11 shall not be effective unless and until the Committee determines to establish a program pursuant to this Section.  The Committee, in its discretion and upon such terms and conditions as it may determine, subject to the provisions of Section 19 with respect to Section 409A, may establish one or more programs pursuant to the Plan under which:

                                       (a)          Elective Cash Compensation Reduction Awards.  Participants designated by the Committee who are Insiders or otherwise among a select group of highly compensated Employees may irrevocably elect, prior to a date specified by the Committee and complying with Section 409A, to reduce such Participant’s compensation otherwise payable in cash (subject to any minimum or maximum reductions imposed by the Committee) and to be granted automatically at such time or times as specified by the Committee one or more Stock Bonus Awards or Awards of Stock Units with respect to such numbers of shares of Stock as determined in accordance with the rules of the program established by the Committee and having such other terms and conditions as established by the Committee.

                                       (b)          Stock Issuance Deferral Awards.  Participants designated by the Committee who are Insiders or otherwise among a select group of highly compensated Employees may irrevocably elect, prior to a date specified by the Committee and complying with Section 409A, to be granted automatically an Award of Stock Units with respect to such number of shares of Stock and upon such other terms and conditions as established by the Committee in lieu of:

                                                     (i)          shares of Stock otherwise issuable to such Participant upon the exercise of an Option;

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                                                     (ii)         cash or shares of Stock otherwise issuable to such Participant upon the exercise of an SAR; or

                                                     (iii)        cash or shares of Stock otherwise issuable to such Participant upon the settlement of a Performance Award.

                         11.2        Terms and Conditions of Deferred Compensation Awards.  Deferred Compensation Awards granted pursuant to this Section 11 shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish.  No such Deferred Compensation Award or purported Deferred Compensation Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement.  Award Agreements evidencing Deferred Compensation Awards may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 19 with respect to Section 409A.

                                       (a)          Terms and Conditions of Stock Bonus Awards.  Stock Bonus Awards granted pursuant to this Section 11 shall comply with and be subject to the terms and conditions of Section 8.

                                       (b)          Terms and Conditions of Stock Units.  Except as provided below, Stock Units granted pursuant to this Section 11 shall comply with and be subject to the terms and conditions of Section 9.

                                                     (i)          Voting Rights; Dividend Equivalent Rights and Distributions.  Participants shall have no voting rights with respect to shares of Stock represented by Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  However, a Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock during the period beginning on the date the Stock Units are granted automatically to the Participant and ending on the earlier of the date on which such Stock Units are settled or the date on which they are forfeited.  Such Dividend Equivalents shall be paid by crediting the Participant with additional whole Stock Units as of the date of payment of such cash dividends on Stock.  The number of additional Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (A) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Stock Units previously credited to the Participant by (B) the Fair Market Value per share of Stock on such date.  Such additional Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Stock Units originally subject to the Stock Unit Award.  In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Award.

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                                                     (ii)         Settlement of Stock Unit Awards.  A Participant electing to receive an Award of Stock Units pursuant to this Section 11 shall specify at the time of such election a settlement date with respect to such Award which complies with Section 409A.  The Company shall issue to the Participant on the settlement date elected by the Participant, or as soon thereafter as practicable, a number of whole shares of Stock equal to the number of vested Stock Units subject to the Stock Unit Award.  Such shares of Stock shall be fully vested, and the Participant shall not be required to pay any additional consideration (other than applicable tax withholding) to acquire such shares.

          12.          NONEMPLOYEE DIRECTOR AWARDS.

                         Nonemployee Director Awards shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish.  No Nonemployee Director Award or purported Nonemployee Director Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement.  Such Award Agreements may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 19 with respect to Section 409A if applicable, and shall comply with and be subject to the following terms and conditions.

                         12.1        Automatic Grant of Nonemployee Director Options.

                                        (a)          Initial Option.  Each person who first becomes a Nonemployee Director on or after the Effective Date and who has not previously been an Employee shall be granted automatically and without further action of the Committee on the date such person first becomes a Nonemployee Director an Option (an “Initial Option”) to purchase a number of shares of Stock established from time to time by resolution of the Committee, but in any event not in excess of fifty thousand (50,000) shares of Stock.

                                        (b)          Annual Option.  Each Nonemployee Director (including any Director who previously did not qualify as a Nonemployee Director but who subsequently becomes a Nonemployee Director) shall be granted automatically and without further action of the Committee on the date of each annual meeting of the stockholders of the Company (the “Annual Meeting”), commencing with the Annual Meeting held in 2005 and continuing for each Annual Meeting held thereafter during the term of the Plan, immediately following which such person remains a Nonemployee Director, an Option (an “Annual Option”) to purchase a number of shares of Stock established from time to time by resolution of the Committee, but in any event not in excess of twenty thousand (20,000) shares of Stock, increased by a number of shares of Stock, if any, determined in accordance with Section 12.1(c) below; provided, however, that a Nonemployee Director granted an Initial Option on, or within a period of six (6) months prior to, the date of an Annual Meeting shall not be granted an Annual Option pursuant to this Section 12.1(b) with respect to the same Annual Meeting.

                                        (c)          Enhancement of Annual Option for Committee Service.  The Committee may provide, in its discretion, that the number of shares of Stock subject to an Annual Option granted to a Nonemployee Director shall be increased on the basis of the Nonemployee Director’s Board committee assignments for the fiscal year of the Company in which the Annual Option is granted as follows:

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                                                       (i)          for each Board committee on which the Nonemployee Director serves other than as the chairman of the committee, a number of shares of Stock established from time to time by resolution of the Committee, but in any event not in excess of ten thousand (10,000) shares of Stock; and

                                                       (ii)         for each Board committee on which the Nonemployee Director serves as the chairman of the committee, a number of shares of Stock established from time to time by resolution of the Committee, but in any event not in excess of twenty thousand (20,000) shares of Stock.

                                        (d)          Right to Decline Nonemployee Director Option.  Notwithstanding the foregoing, any person may elect not to receive a Nonemployee Director Option by delivering written notice of such election to the Board no later than the day prior to the date such Nonemployee Director Option would otherwise be granted.  A person who has declined a Nonemployee Director Option may revoke such election by delivering written notice of such revocation to the Board no later than the day prior to the date such Nonemployee Director Option would be granted pursuant to Section 12.1(a) or (b), as the case may be.

                         12.2        Terms and Conditions of Nonemployee Director Options.  Except as provided by this Section, Nonemployee Director Options shall comply with and be subject to the terms and conditions of Section 6.

                                        (a)          Exercise Price.  The exercise price per share of Stock subject to a Nonemployee Director Option shall be the Fair Market Value of a share of Stock on the date of grant of the Nonemployee Director Option.

                                        (b)          Exercisability and Term of Nonemployee Director Options.  Except as otherwise provided in the Plan or in the Award Agreement evidencing a Nonemployee Director Option and provided that the Participant’s Service has not terminated prior to the relevant date, each Nonemployee Director Option shall vest and become exercisable as set forth below and shall terminate and cease to be exercisable on the tenth (10th) anniversary of the date of grant of the Nonemployee Director Option, unless earlier terminated in accordance with the terms of the Plan or the Award Agreement evidencing such Option.

                                                      (i)          Initial Options.  Each Initial Option shall vest and become exercisable in four (4) substantially equal installments on each of the first four (4) anniversaries of the date of grant of the Option, provided that the Participant’s Service has not terminated prior to the applicable date.

                                                      (ii)         Annual Options.  Each Annual Option shall vest and become exercisable in two (2) substantially equal installments on each of the first two (2) anniversaries of the date of grant of the Option, provided the Participant’s Service has not terminated prior to the applicable date.

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                                        (c)          Effect of Termination of Service.

                                                      (i)          Option Exercisability.  Subject to earlier termination of the Nonemployee Director Option as otherwise provided herein, a Nonemployee Director Option shall be exercisable after the Participant’s termination of Service only during the applicable time period determined in accordance with this Section and thereafter shall terminate:

                                                                    (1)          Disability.  If the Participant’s Service terminates because of the Disability of the Participant, any unexercisable or unvested portion of the Nonemployee Director Option shall be immediately exercisable and vested in full on the date on which the Participant’s Service terminated and may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

                                                                    (2)          Death.  If the Participant’s Service terminates because of the death of the Participant, any unexercisable or unvested portion of the Nonemployee Director Option shall be immediately exercisable and vested in full on the date on which the Participant’s Service terminated and may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Nonemployee Director Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.  The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.

                                                                    (3)          Other Termination of Service.  If the Participant’s Service terminates for any reason, except Disability or death, the Nonemployee Director Option, to the extent unexercised and exercisable by the Participant on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

                                                      (ii)         Extension if Exercise Prevented by Law.  Notwithstanding the foregoing, if the exercise of a Nonemployee Director Option within the applicable time periods set forth in Section 12.2(c)(i) is prevented by the provisions of Section 16 below, the Nonemployee Director Option shall remain exercisable until three (3) months after the date the Participant is notified by the Company that the Nonemployee Director Option is exercisable, but in any event no later than the Option Expiration Date.

                                                      (iii)       Extension if Participant Subject to Section 16(b).  Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 12.2(c)(i) of shares acquired upon the exercise of the Nonemployee Director Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Nonemployee Director Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant’s termination of Service, or (iii) the Option Expiration Date.

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                         12.3        Alternative Nonemployee Director Awards.  In lieu of the automatic grant of any Initial Option or Annual Option to any one or more Nonemployee Directors, the Committee, in its discretion, may substitute one or more Stock Appreciation Rights Awards, Stock Awards or Restricted Stock Unit Awards, or any combination thereof, provided that all such Awards granted in lieu of a Nonemployee Director Option shall have an aggregate fair value not in excess of the fair value of the type of Nonemployee Director Option to be replaced (determined on the basis of the maximum number of shares authorized for such type of Nonemployee Director Option pursuant to Section 12.1).  For the purposes of this Section, fair value shall be determined in a manner that complies with the requirements of Statement of Financial Accounting Standards No. 123, as amended from time to time, or any successor standard thereto.  Any such alternative Nonemployee Director Award shall be subject to substantially the same terms and conditions (including time of grant, exercise price and effect of termination of Service in the case of an SAR, and vesting) as the Nonemployee Director Option it replaces and shall otherwise be subject to the appropriate terms and conditions, as determined by the Committee, applicable to such Award as set forth in Section 7, Section 8 or Section 9.

          13.          CASH-BASED AWARDS AND OTHER STOCK-BASED AWARDS.

                         Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish.  No such Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement.  Award Agreements evidencing Cash-Based Awards and Other Stock-Based Awards may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 19 with respect to Section 409A, if applicable, and shall comply with and be subject to the following terms and conditions:

                         13.1        Grant of Cash-Based Awards.  Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Committee may determine.

                         13.2        Grant of Other Stock-Based Awards.  The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine.  Such Awards may involve the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

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                         13.3        Value of Cash-Based and Other Stock-Based Awards.  Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee.  Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on such shares of Stock, as determined by the Committee.  The Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.  If the Committee exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met.  The establishment of performance criteria with respect to the grant or vesting of any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall follow procedures substantially equivalent to those applicable to Performance Awards set forth in Section 10.

                         13.4        Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards.  Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or other securities or any combination thereof as the Committee determines.  The determination and certification of the final value with respect to any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall comply with the requirements applicable to Performance Awards set forth in Section 10.  To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the provisions of Section 19 with respect to Code Section 409A.

                         13.5        Voting Rights; Dividend Equivalent Rights and Distributions.  Participants shall have no voting rights with respect to shares of Stock represented by Other Stock-Based Awards until the date of the issuance of such shares of Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award.  However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to the particular shares subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated.  Such Dividend Equivalents, if any, shall be paid in accordance with the provisions set forth in Section 9.4.  Dividend Equivalent rights shall not be granted with respect to Cash-Based Awards.

                         13.6        Effect of Termination of Service.  Each Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant’s Service.  Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Cash-Based Awards or Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination.

                         13.7        Nontransferability of Cash-Based Awards and Other Stock-Based Awards.  Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the

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Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  The Committee may impose such additional restrictions on any shares of Stock issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, or under any state securities laws applicable to such shares of Stock.

          14.          STANDARD FORMS OF AWARD AGREEMENT.

                         14.1        Award Agreements.  Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time.  Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms as the Committee may approve from time to time.

                         14.2        Authority to Vary Terms.  The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

          15.          CHANGE IN CONTROL.

                         15.1        Effect of Change in Control on Options and SARs.  Subject to the provisions of Section 19 with respect to Section 409A if applicable, the Committee may provide for any one or more of the following:

                                        (a)          Accelerated Vesting.  The Committee may, in its sole discretion, provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability and vesting in connection with such Change in Control of any or all outstanding Options and SARs and shares acquired upon the exercise of such Options and SARs upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, and to such extent as the Committee shall determine.

                                        (b)          Assumption or Substitution.  In the event of a Change in Control, the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, either assume or continue the Company’s rights and obligations under outstanding Options and SARs or substitute for outstanding Options and SARs substantially equivalent options and SARs (as the case may be) for the Acquiror’s stock.  Any Options or SARs which are neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

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                                        (c)          Cash-Out.  The Committee may, in its sole discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Option or SAR outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Option or SAR in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the excess of the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control over the exercise price per share under such Option or SAR (the “Spread”).  In the event such determination is made by the Committee, the Spread (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portion of their canceled Options and SARs as soon as practicable following the date of the Change in Control and in respect of the unvested portion of their canceled Options and SARs in accordance with the vesting schedule applicable to such Awards as in effect prior to the Change in Control.

                         15.2        Effect of Change in Control on Stock Awards, Restricted Stock Unit Awards and Performance Awards.  Subject to the provisions of Section 19 with respect to Section 409A if applicable, the Committee may, in its discretion, provide in any Award Agreement evidencing a Stock Award, Restricted Stock Unit Award or Performance Award for, or in the event of a Change in control may take such actions as it deems appropriate to provide for, the lapsing of the Restriction Period applicable to the shares subject to the Stock Award (and, in the case of Restricted Stock Units and Performance Awards, acceleration of the vesting and settlement of such Award) upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, and to such extent as the Committee shall determine.

                         15.3        Effect of Change in Control on Deferred Compensation Awards.  Subject to the provisions of Section 19 with respect to Section 409A if applicable, the Committee may, in its discretion, provide in any Award Agreement evidencing a Deferred Compensation Award that, in the event of a Change in Control, the Stock Awards or Stock Units pursuant to such Award shall become vested and, in the case of Stock Units, shall be settled effective as of the date of the Change in Control to such extent as specified in such Award Agreement.

                         15.4        Effect of Change in Control on Nonemployee Director Awards.  Subject to the provisions of Section 19 with respect to Section 409A if applicable, any unexercisable or unvested portion of each outstanding Nonemployee Director Option or other Award granted pursuant to Section 12 and any shares acquired pursuant thereto shall be immediately exercisable and vested in full as of the date of the Change in Control.  Except as provided in the preceding sentence, each Nonemployee Director Option or other Award shall be subject to the applicable provisions of this Section 15.

                         15.5        Effect of Change in Control on Cash-Based Awards and Other Stock-Based Awards.  Subject to the provisions of Section 19 with respect to Section 409A if applicable, the Committee may, in its discretion, provide in any Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award for, or in the event of a Change in control may take such actions as it deems appropriate to provide for, acceleration of the vesting and settlement of such Award upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, and to such extent as the Committee shall determine.

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          16.          COMPLIANCE WITH SECURITIES LAW.

                         The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed.  In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act.  The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.  As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

          17.          TAX WITHHOLDING.

                         17.1        Tax Withholding in General.  The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto.  The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

                         17.2        Withholding in Shares.  The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group.  The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

          18.          AMENDMENT OR TERMINATION OF PLAN.

                         The Committee may amend, suspend or terminate the Plan at any time.  However, without the approval of the Company’s stockholders, there shall be (a) no increase in the

38

maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.4), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or market system upon which the Stock may then be listed.  No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee.  Except as provided by the next sentence, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant.  Notwithstanding any other provision of the Plan to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.

          19.          COMPLIANCE WITH SECTION 409A.

                         19.1          Awards Subject to Section 409A.  The provisions of this Section 19 shall apply to any Award or portion thereof that is or becomes subject to Section 409A, notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award.  Awards subject to Section 409A include, without limitation:

                                        (a)          Any Nonstatutory Stock Option that permits the deferral of compensation other than the deferral of recognition of income until the exercise of the Award.

                                        (b)          Each Deferred Compensation Award.

                                        (c)          Any Restricted Stock Unit Award, Performance Award, Cash-Based Award or Other Stock-Based Award that either (i) provides by its terms for settlement of all or any portion of the Award on one or more dates following the Short-Term Deferral Period (as defined below) or (ii) permits or requires the Participant to elect one or more dates on which the Award will be settled.

          Subject to any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, the term “Short-Term Deferral Period” means the period ending on the later of (i) the date that is two and one-half months from the end of the Company’s fiscal year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the date that is two and one-half months from the end of the Participant’s taxable year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture.  For this purpose, the term “substantial risk of forfeiture” shall have the meaning set forth in any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance.

                         19.2        Deferral and/or Distribution Elections.  Except as otherwise permitted or required by Section 409A or any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, the following rules shall apply to any deferral and/or distribution elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award subject to Section 409A:

39

                                        (a)          All Elections must be in writing and specify the amount of the distribution in settlement of an Award being deferred, as well as the time and form of distribution as permitted by this Plan.

                                        (b)          All Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to such Participant; provided, however, that if the Award qualifies as “performance-based compensation” for purposes of Section 409A and is based on services performed over a period of at least twelve (12) months, then the Election may be made no later than six (6) months prior to the end of such period.

                                        (c)          Elections shall continue in effect until a written election to revoke or change such Election is received by the Company, except that a written election to revoke or change such Election must be made prior to the last day for making an Election determined in accordance with paragraph (b) above or as permitted by Section 19.3.

                         19.3        Subsequent Elections.  Any Award subject to Section 409A which permits a subsequent Election to delay the distribution or change the form of distribution in settlement of such Award shall comply with the following requirements:

                                        (a)          No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made;

                                        (b)          Each subsequent Election related to a distribution in settlement of an Award not described in Section 19.4(b), 19.4(c), or 19.4(f) must result in a delay of the distribution for a period of not less than five (5) years from the date such distribution would otherwise have been made; and

                                        (c)          No subsequent Election related to a distribution pursuant to Section 19.4(d) shall be made less than twelve (12) months prior to the date of the first scheduled payment under such distribution.

                         19.4        Distributions Pursuant to Deferral Elections.  No distribution in settlement of an Award subject to Section 409A may commence earlier than:

                                        (a)          Separation from service (as determined by the Secretary of the United States Treasury);

                                        (b)          The date the Participant becomes Disabled (as defined below);

                                        (c)          Death;

                                        (d)          A specified time (or pursuant to a fixed schedule) that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 19.2 and/or 19.3, as applicable;

40

                                        (e)          To the extent provided by the Secretary of the U.S. Treasury, a change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company; or

                                        (f)          The occurrence of an Unforeseeable Emergency (as defined below).

          Notwithstanding anything else herein to the contrary, to the extent that a Participant is a “Specified Employee” (as defined in Section 409A(a)(2)(B)(i)) of the Company, no distribution pursuant to Section 19.4(a) in settlement of an Award subject to Section 409A may be made before the date which is six (6) months after such Participant’s date of separation from service, or, if earlier, the date of the Participant’s death.

                         19.5        Unforeseeable Emergency. The Committee shall have the authority to provide in the Award Agreement evidencing any Award subject to Section 409A for distribution in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an Unforeseeable Emergency.  In such event, the amount(s) distributed with respect to such Unforeseeable Emergency cannot exceed the amounts necessary to satisfy such Unforeseeable Emergency plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship).  All distributions with respect to an Unforeseeable Emergency shall be made in a lump sum as soon as practicable following the Committee’s determination that an Unforeseeable Emergency has occurred.

          The occurrence of an Unforeseeable Emergency shall be judged and determined by the Committee.  The Committee’s decision with respect to whether an Unforeseeable Emergency has occurred and the manner in which, if at all, the distribution in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

                         19.6        Disabled.  The Committee shall have the authority to provide in any Award subject to Section 409A for distribution in settlement of such Award in the event that the Participant becomes Disabled.  A Participant shall be considered “Disabled” if either:

                                        (a)          the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

                                        (b)          the Participant is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Participant’s employer.

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          All distributions payable by reason of a Participant becoming Disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election, commencing as soon as practicable following the date the Participant becomes Disabled.  If the Participant has made no Election with respect to distributions upon becoming Disabled, all such distributions shall be paid in a lump sum as soon as practicable following the date the Participant becomes Disabled.

                         19.7        Death.  If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election as soon as administratively possible following receipt by the Committee of satisfactory notice and confirmation of the Participant’s death.  If the Participant has made no Election with respect to distributions upon death, all such distributions shall be paid in a lump sum as soon as practicable following the date of the Participant’s death.

                         19.8        No Acceleration of Distributions.  Notwithstanding anything to the contrary herein, this Plan does not permit the acceleration of the time or schedule of any distribution under this Plan, except as provided by Section 409A and/or the Secretary of the U.S. Treasury.

          20.          MISCELLANEOUS PROVISIONS.

                         20.1        Repurchase Rights.  Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted.  The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.  Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

                         20.2        Forfeiture Events.

                                        (a)          The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.  Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service.

                                        (b)          If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross

42

negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement.

                         20.3        Provision of Information.  Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

                         20.4        Rights as Employee, Consultant or Director.  No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.  Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time.  To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

                         20.5        Rights as a Stockholder.  A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.4 or another provision of the Plan.

                         20.6        Delivery of Title to Shares.  Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

                         20.7        Fractional Shares.  The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

                         20.8        Retirement and Welfare Plans.  Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

43

                         20.9        Beneficiary Designation.  Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit.  Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.  If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse.  If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

                         20.10        Severability.  If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

                         20.11        No Constraint on Corporate Action.  Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

                         20.12        Unfunded Obligation.  Participants shall have the status of general unsecured creditors of the Company.  Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974.  No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations.  The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder.  Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company.  The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

                         20.13        Choice of Law.  Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of California, without regard to its conflict of law rules.

44

          IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the E*TRADE Financial Corporation 2005 Equity Incentive Plan as duly adopted by the Board on ____________, 2005.

Secretary

45

COMMON STOCK

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
MAY 26, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints George Hayter, Mitchell H. Caplan, Russell S. Elmer and Robert J. Simmons, and each or any of them as Proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of E*TRADE Financial Corporation, held of record by the undersigned on April 4, 2005 at the Annual Meeting of Shareholders of E*TRADE Financial Corporation to be held May 26, 2005, or at any postponement or adjournment thereof.

1.	Election of Directors.

1)  Mitchell H. Caplan          2)  C. Cathleen Raffaeli          3)  Daryl G. Brewster          4)  Stephen H. Willard

/__/ FOR	/__/ WITHHOLD ALL	/__/ FOR ALL EXCEPT

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

_______________________________

2.	To approve the 2005 Equity Incentive Plan.

	/__/ FOR	/__/ AGAINST	/__/ ABSTAIN

3.	To approve the 2005 Executive Bonus Plan.

	/__/ FOR	/__/ AGAINST	/__/ ABSTAIN

4.	To ratify the selection of Deloitte & Touche LLP as independent public accountants for the Company for fiscal year 2005.

	/__/ FOR	/__/ AGAINST	/__/ ABSTAIN

5.	In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NOS. 1, 2, 3 AND 4.  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER.  IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED FOR THE BOARD OF DIRECTORS AND FOR PROPOSAL NOS. 2, 3 AND 4.

PLEASE SIGN EXACTLY AS YOUR NAME(S) IS (ARE) SHOWN ON THE SHARE CERTIFICATE TO WHICH THE PROXY APPLIES. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN.  WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.  IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER.  IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Dated: _____________________, 2005

__________________________________
(Signature)

__________________________________
(Additional signature if held jointly)

PLEASE COMPLETE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

INSTRUCTION CARD

VOTING DIRECTION GIVEN BY THE HOLDER OF
EXCHANGEABLE SHARES OF EGI CANADA CORPORATION
FOR THE MAY 26, 2005 ANNUAL MEETING
OF SHAREHOLDERS OF E*TRADE FINANCIAL CORPORATION

          The undersigned, a holder of exchangeable shares (the “Exchangeable Shares”) of EGI Canada Corporation (“ECC”), having read the Notice of Annual Meeting (the “Meeting”) of shareholders of E*TRADE Financial Corporation (“E*TRADE” or the “Company”) to be held at the Ritz Carlton Hotel, 1250 South Hayes Street, Arlington, Virginia, at 10 a.m. local time on May 26, 2005, the Proxy Statement for the Meeting, and the accompanying Notice to Holders of Exchangeable Shares, receipt of each of which is hereby acknowledged, does hereby instruct and direct Computershare Trust Company of Canada (the “Trustee”) as trustee for the voting rights of holders of Exchangeable Shares pursuant to the provisions of the Voting and Exchange Trust Agreement (the “Agreement”) dated August 28, 2000 among E*TRADE, ECC and the Trustee, as follows:

(Please select one of A, B or C)

A.	☐

Exercise or cause to be exercised, whether by proxy given by the Trustee to a representative of EGI or otherwise, the undersigned’s voting rights at the Meeting, or any postponement or adjournment thereof, as follows:

(Please complete the following only if you have selected Alternative A)

1.	Election of Directors.

01)  Mitchell H. Caplan          02)  C. Cathleen Raffaeli          03)  Daryl G. Brewster          04)  Stephen H. Willard

/__/ FOR	/__/ WITHHOLD ALL	/__/ FOR ALL EXCEPT

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

_______________________________

2.	To approve the 2005 Equity Incentive Plan.

	/__/ FOR	/__/ AGAINST	/__/ ABSTAIN

3.	To approve the 2005 Executive Bonus Plan.

	/__/ FOR	/__/ AGAINST	/__/ ABSTAIN

4.	To ratify the selection of Deloitte & Touche LLP as independent public accountants for the Company for fiscal year 2005.

	/__/ FOR	/__/ AGAINST	/__/ ABSTAIN

(If you have selected Alternative A, please go directly to the signature line below.)

B.	☐

Deliver a proxy to the undersigned at the Meeting, with respect to all Exchangeable Shares held by the undersigned on the record date for the Meeting so that the undersigned may execute personally the undersigned’s voting rights at the meeting or any postponement or adjournment thereof.

(If you have selected Alternative B, please go directly to the signature line below.)

C.	☐

Deliver a proxy to George Hayter, Mitchell H. Caplan, Russell S. Elmer and Robert J. Simmons, and each or any of them, or in lieu of the foregoing, __________________________________, as the designee of the undersigned to attend and act for and on behalf of the undersigned at the Meeting, with respect to the Exchangeable Shares held by the undersigned on the record date for the Meeting with all the powers that the undersigned would possess if personally present and acting thereat including the power to exercise the undersigned’s voting rights at the Meeting or any postponement or adjournment thereof.

(If you have selected Alternative C, please go directly to the signature line below.)

THE BOARD OF DIRECTORS OF E*TRADE RECOMMENDS A VOTE FOR PROPOSAL NUMBERS 1, 2, 3 AND 4.  THIS VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ABOVE.

PLEASE DATE AND SIGN EXACTLY AS YOUR NAME(S) IS (ARE) SHOWN ON THE SHARE CERTIFICATE TO WHICH THIS VOTING INSTRUCTION APPLIES.  IF THIS VOTING INSTRUCTION IS NOT DATED, IT SHALL BE DEEMED TO BE DATED ON THE DAY WHICH IT WAS MAILED TO THE SHAREHOLDER.  WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN.  WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.  IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER.  IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Signature:__________________________________	Date:____________________________________

Print Name:______________________________________________________________________________

Signature:__________________________________	Date:____________________________________

Print Name:______________________________________________________________________________

Please complete, sign and date this instruction card and return it promptly in the enclosed envelope.

Voting instruction cards must be received by the Trustee, Computershare Trust Company of Canada, c/o IICC, 5970 Chedworth Way, Mississauga, Ontario L5R 4G5 prior to 5:00 PM (Toronto time) on May 24, 2005.